Exhibit 99.2

SUPPLEMENTAL INFORMATION

FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2012

BASIS OF PRESENTATION

GENERAL INFORMATION

Unless the context indicates otherwise, references in the accompanying financial information (the “Supplemental”) to the “Corporation” refer to General Growth Properties, Inc. and references to “GGP” or the “Company” refer to the Corporation, its direct and indirect subsidiaries, and consolidated and unconsolidated entities.  Additionally, where reference is made to “GAAP”, this refers to accounting principles generally accepted in the United States of America.

PROPERTY INFORMATION

The Company has presented information on its consolidated and unconsolidated properties (“Proportionate” or “at share”) in certain schedules included within this Supplemental.  This form of presentation offers insights into the financial performance and condition of the Company as a whole, given the significance of the Company’s unconsolidated property operations that are owned through investments accounted for under the equity method.

NON-GAAP MEASURES

This Supplemental makes reference to net operating income (“NOI”), earnings before interest, taxes, depreciation and amortization (“EBITDA”), and funds from operations (“FFO”).  NOI is defined as income from property operations after operating expenses have been deducted, but prior to deducting financing, administrative and income tax expenses.  EBITDA is defined as NOI less certain property management and administrative expenses, net of management fees and other operational items.  FFO is defined as net income (loss) attributable to common stockholders in accordance with GAAP, excluding impairment write-downs on depreciable real estate, gains (or losses) from cumulative effects of accounting changes, extraordinary items and sales of properties, less preferred unit distributions, plus real estate related depreciation and amortization including adjustments for unconsolidated entities.  NOI, EBITDA and FFO are presented in the Supplemental on a Proportionate basis, which includes GGP’s share from consolidated and unconsolidated properties.  As we conduct substantially all of our business through GGP Limited Partnership (the “Operating Partnership”, which is 99% owned by GGP) and we include the conversion of non-GGP limited common units of the Operating Partnership in the total diluted weighted average FFO per share amounts, all FFO amounts in this Supplemental reflect the FFO of the Operating Partnership.

In order to present GGP’s operations in a manner most relevant to its future operations, Company NOI, Company EBITDA, and Company  FFO have been presented to exclude certain non-cash and non-recurring revenue and expenses.  A reconciliation of NOI to Company NOI, EBITDA to Company EBITDA, and FFO to Company FFO has been included in the “Reconciliation of NOI, EBITDA, and FFO” schedule  included within.  Specific to the Company’s U.S. Regional Mall portfolio, Same Store Company NOI is presented to exclude the effects of acquisitions, dispositions and changes in ownership.

NOI, EBITDA, FFO and derivations thereof, are not alternatives to GAAP operating income (loss) or net income (loss) attributable to common stockholders.  For reference, as an aid in understanding management’s computation of NOI, EBITDA, and FFO, a reconciliation of NOI to consolidated operating income, EBITDA, and FFO to net income (loss) in accordance with GAAP has been included in the “Reconciliation of Non-GAAP to GAAP Financial Measures” schedule.

TABLE OF CONTENTS

Page

Financial Overview
GAAP Financial Schedules:
Consolidated Balance Sheets	1
Consolidated Statements of Operations	2

Proportionate Financial Schedules:
Proportionate Balance Sheet	3
Overview	4
Reconciliation of NOI, EBITDA, and FFO	5-6
Proportionate Results and FFO	7-8
NOI Summary	9

Debt:
Debt Summary, at Share	10
Debt Maturities	11
Debt Detail, at Share	12-15

Asset Transactions:
Summary of Acquisitions and Dispositions	16
Properties Included in Discontinued Operations	17

Reconciliations:
Reconciliation of Non-GAAP to GAAP Financial Measures	18-19

Portfolio Operating Metrics:
Key Operating Performance Indicators	20
Signed Leases All Less Anchors	21
Lease Expiration Schedule and Top Ten Tenants	22
Property Schedule	23-30

Miscellaneous:
Capital Information	31
Change in Total Common and Equivalent Shares	32
Development Summary	33
Corporate Information	34
Glossary of Terms	35

This presentation contains forward-looking statements.  Actual results may differ materially from the results suggested by these forward-looking statements, for a number of reasons.  Readers are referred to the documents filed by General Growth Properties, Inc. with the Securities and Exchange Commission, which further identify the important risk factors which could cause actual results to differ materially from the forward-looking statements in this Supplemental.  The Company disclaims any obligation to update any forward-looking statements.

SELECT SCHEDULE DEFINITIONS

Page	Schedule	Description
Proportionate Financial Schedules:
3	Proportionate Balance Sheet

The proportionate balance sheet adjusts GGP’s GAAP balance sheet for noncontrolling interests and adds the Company’s proportionate share of assets and liabilities related to investments in unconsolidated properties accounted for under the equity method.

5-6	Reconciliation of NOI, EBITDA, and FFO

Reconciliation of NOI to Company NOI, EBITDA to Company EBITDA, and FFO to Company FFO, where “Company” figures exclude certain non-cash and non-recurring revenues and expenses that are not indicative of future operations.

7-8	Proportionate Results and FFO

Proportionate Results and FFO for the three and twelve months ended December 31, 2012 and 2011 adjusts GGP’s consolidated results and FFO for noncontrolling interests and adds the Company’s proportionate share of certain revenues and expenses included in NOI, EBITDA and FFO as defined in the Basis of Presentation.

9	NOI Summary	Proportionate detail of Company NOI and Same Store NOI for the three and twelve months ended December 31, 2012 and 2011.
Portfolio Operating Metrics:
20	Key Operating Performance Indicators	Certain mall operating measures presented on a comparable basis. See Glossary of Terms for detailed descriptions.
23-30	Property Schedule

By Property, gross leasable area detail, including:
Anchor tenant listing
Ownership percentage
Gross leasable area by space type (mall, anchor, strip center, office)
Occupancy percentage

See Glossary of Terms for detailed descriptions.

GAAP Financial Schedules

FINANCIAL OVERVIEW

Consolidated Balance Sheets(1)

(In thousands)

	December 31, 2012	December 31, 2011
Assets:
Investment in real estate:
Land	$4,278,471	$4,623,944
Buildings and equipment	18,806,858	19,837,750
Less accumulated depreciation	(1,440,301)	(974,185)
Construction in progress	376,529	135,807
Net property and equipment	22,021,557	23,623,316
Investment in and loans to/from Unconsolidated Real Estate Affiliates	2,865,871	3,052,973
Net investment in real estate	24,887,428	26,676,289
Cash and cash equivalents	624,815	572,872
Accounts and notes receivable, net	260,860	218,749
Deferred expenses, net	179,837	170,012
Prepaid expenses and other assets	1,329,465	1,805,535
Assets held for disposition	—	74,694
Total assets	$27,282,405	$29,518,151
Liabilities:
Mortgages, notes and loans payable	$15,966,866	$17,143,014
Accounts payable and accrued expenses	1,212,231	1,445,738
Dividend payable	103,749	526,332
Deferred tax liabilities	28,174	29,220
Tax indemnification liability	303,750	303,750
Junior Subordinated Notes	206,200	206,200
Warrant liability	1,488,196	985,962
Liabilities held for disposition	—	74,795
Total liabilities	19,309,166	20,715,011
Redeemable noncontrolling interests:
Preferred	136,008	120,756
Common	132,211	103,039
Total redeemable noncontrolling interests	268,219	223,795
Equity:
Total stockholders’ equity	7,621,698	8,483,329
Noncontrolling interests in consolidated real estate affiliates	83,322	96,016
Total equity	7,705,020	8,579,345
Total liabilities and equity	$27,282,405	$29,518,151

(1) Presented in accordance with GAAP.

FINANCIAL OVERVIEW

Consolidated Statements of Operations(1)

(In thousands, except per share)

	Three Months Ended		Twelve Months Ended
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011

Revenues:
Minimum rents	$417,923	$396,156	$1,578,074	$1,536,328
Tenant recoveries	179,075	170,680	716,120	711,663
Overage rents	35,770	31,987	69,550	60,849
Management fees and other corporate revenues	16,303	17,398	71,949	61,165
Other	26,643	27,765	76,157	74,779
Total revenues	675,714	643,986	2,511,850	2,444,784
Expenses:
Real estate taxes	54,321	52,798	226,482	224,013
Property maintenance costs	24,334	22,001	84,783	91,204
Marketing	11,931	13,846	33,854	33,602
Other property operating costs	90,358	94,018	368,154	376,152
Provision for doubtful accounts	1,513	2,765	4,517	5,075
Property management and other costs	40,657	49,890	159,671	187,035
General and administrative	7,624	12,908	39,255	30,886
Provisions for impairment	—	916	58,198	916
Depreciation and amortization	190,930	208,945	793,877	874,189
Total expenses	421,668	458,087	1,768,791	1,823,072
Operating income	254,046	185,899	743,059	621,712
Interest income	624	512	2,924	2,418
Interest expense	(210,908)	(213,115)	(811,094)	(879,532)
Warrant liability adjustment	(89,153)	(264,418)	(502,234)	55,042
Gain from change in control of investment properties	—	—	18,547	—
Loss on extinguishment of debt	(15,007)	—	(15,007)	—
Loss before income taxes, equity in income of Unconsolidated Real Estate Affiliates, discontinued operations and allocation to noncontrolling interests	(60,398)	(291,122)	(563,805)	(200,360)
Provision for income taxes	(3,538)	(841)	(9,091)	(8,723)
Equity in income of Unconsolidated Real Estate Affiliates (3)	38,493	5,432	78,342	2,898
Loss from continuing operations	(25,443)	(286,531)	(494,554)	(206,185)
Discontinued operations (2)	61,108	(81,731)	23,021	(100,619)
Net income (loss)	35,665	(368,262)	(471,533)	(306,804)
Allocation to noncontrolling interests	(3,464)	424	(9,700)	(6,368)
Net income (loss) attributable to common stockholders	$32,201	$(367,838)	$(481,233)	$(313,172)
Basic Income (Loss) Per Share:
Continuing operations	$(0.03)	$(0.30)	$(0.54)	$(0.22)
Discontinued operations	0.07	(0.09)	0.02	(0.11)
Total basic income (loss) per share	$0.04	$(0.39)	$(0.52)	$(0.33)
Diluted Income (Loss) Per Share:
Continuing operations	$(0.03)	$(0.30)	$(0.54)	$(0.27)
Discontinued operations	0.07	(0.09)	0.02	(0.10)
Total diluted income (loss) per share	$0.04	$(0.39)	$(0.52)	$(0.37)

(1)  Amounts presented in accordance with GAAP.

(2)  Includes gain on extinguishment of debt for the three and twelve months ended December 31, 2012.  Refer to Pages 5-6 (Reconciliation of Company NOI, Company EBITDA, and Company FFO).

(3)  Includes gain on dilution of international investments for the three and twelve months ended December 31, 2012.

Proportionate Financial Schedules

PROPORTIONATE FINANCIAL SCHEDULES

Proportionate Balance Sheet

(In thousands)

	As of December 31, 2012
	Consolidated (1)	Non-Controlling Interests	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share
Assets:
Investment in real estate:
Land	$4,278,471	$(31,806)	$4,246,665	$718,573	$4,965,238
Buildings and equipment	18,806,858	(147,813)	18,659,045	5,696,457	24,355,502
Less accumulated depreciation	(1,440,301)	11,356	(1,428,945)	(858,481)	(2,287,426)
Construction in progress	376,529	(354)	376,175	89,622	465,797
Net property and equipment	22,021,557	(168,617)	21,852,940	5,646,171	27,499,111
Investment in and loans to/from Unconsolidated Real Estate Affiliates	2,865,871	—	2,865,871	(2,865,871)	—
Net investment in real estate	24,887,428	(168,617)	24,718,811	2,780,300	27,499,111
Cash and cash equivalents	624,815	(2,855)	621,960	217,110	839,070
Accounts and notes receivable, net	260,860	(1,542)	259,318	52,797	312,115
Deferred expenses, net	179,837	(1,078)	178,759	141,734	320,493
Prepaid expenses and other assets	1,329,465	(5,368)	1,324,097	201,985	1,526,082
Total assets	$27,282,405	$(179,460)	$27,102,945	$3,393,926	$30,496,871
Liabilities:
Mortgages, notes and loans payable	$15,966,866	$(86,228)	$15,880,638	$3,102,810	$18,983,448
Accounts payable and accrued expenses	1,212,231	(9,910)	1,202,321	291,116	1,493,437
Dividend payable	103,749	—	103,749	—	103,749
Deferred tax liabilities	28,174	—	28,174	—	28,174
Tax indemnification liability	303,750	—	303,750	—	303,750
Junior Subordinated Notes	206,200	—	206,200	—	206,200
Warrant liability	1,488,196	—	1,488,196	—	1,488,196
Total liabilities	19,309,166	(96,138)	19,213,028	3,393,926	22,606,954
Redeemable noncontrolling interests:
Preferred	136,008	—	136,008	—	136,008
Common	132,211	—	132,211	—	132,211
Total redeemable noncontrolling interests	268,219	—	268,219	—	268,219

Equity:
Total stockholders’ equity	7,621,698	—	7,621,698	—	7,621,698
Noncontrolling interests in consolidated real estate affiliates	83,322	(83,322)	—	—	—
Total equity	7,705,020	(83,322)	7,621,698	—	7,621,698
Total liabilities and equity	$27,282,405	$(179,460)	$27,102,945	$3,393,926	$30,496,871

(1) Presented in accordance with GAAP.

PROPORTIONATE FINANCIAL SCHEDULES

Overview

(In thousands, except per share)

	Three Months Ended			Twelve Months Ended
	December 31, 2012	December 31, 2011	Percentage Change	December 31, 2012	December 31, 2011	Percentage Change
Mall NOI (1)	$584,986	$549,160	6.5%	$2,107,585	$2,001,388	5.3%

Company NOI (2)	$595,819	$560,830	6.2%	$2,149,795	$2,046,183	5.1%

Company NOI after net property management costs (2)	$566,966	$528,106	7.4%	$2,044,560	$1,924,044	6.3%

Company EBITDA (2)	$556,889	$508,224	9.6%	$1,994,549	$1,864,225	7.0%

Company FFO (2)	$311,864	$252,914	23.3%	$993,875	$874,420	13.7%
Company FFO per share - diluted	$0.31	$0.26	18.2%	$0.99	$0.88	11.5%

Weighted average diluted common shares outstanding (3)	1,016,407	974,707	4.3%	1,008,285	988,736	2.0%

(1) Refer to Page 9 (NOI Summary).

(2) Refer to Pages 5-6 (Reconciliation of Company NOI, Company EBITDA, and Company FFO).

(3) Refer to Page 32 (Change in Total Common and Equivalent Shares).

PROPORTIONATE FINANCIAL SCHEDULES

Reconciliation of NOI, EBITDA, and FFO

For the Three Months Ended December 31, 2012 and 2011

(In thousands)

	Three Months Ended December 31, 2012			Three Months Ended December 31, 2011
	Pro Rata Basis	Adjustments	Company	Pro Rata Basis	Adjustments	Company

Property revenues:
Minimum rents (1)	$513,553	$13,248	$526,801	$487,709	$21,228	$508,937
Tenant recoveries	213,015	—	213,015	207,545	—	207,545
Overage rents	43,123	—	43,123	39,176	—	39,176
Other revenue	36,358	—	36,358	31,457	—	31,457
Total property revenues	806,049	13,248	819,297	765,887	21,228	787,115
Property operating expenses:
Real estate taxes	65,494	(1,578)	63,916	67,745	(1,578)	66,167
Property maintenance costs	29,316	—	29,316	27,173	—	27,173
Marketing	14,580	—	14,580	17,193	—	17,193
Other property operating costs	114,856	(1,389)	113,467	114,324	(1,434)	112,890
Provision for doubtful accounts	2,199	—	2,199	2,862	—	2,862
Total property operating expenses	226,445	(2,967)	223,478	229,297	(3,012)	226,285
NOI	$579,604	$16,215	$595,819	$536,590	$24,240	$560,830
Management fees and other corporate revenues	18,199	—	18,199	18,629	(9)	18,620
Property management and other costs (2)	(46,628)	(424)	(47,052)	(56,157)	4,813	(51,344)
NOI after net property management costs	$551,175	$15,791	$566,966	$499,062	$29,044	$528,106
General and administrative (2)	(10,077)	—	(10,077)	(17,054)	(2,828)	(19,882)
EBITDA before provisions for impairment	$541,098	$15,791	$556,889	$482,008	$26,216	$508,224
Provisions for impairment	—	—	—	(916)	916	—
EBITDA	$541,098	$15,791	$556,889	$481,092	$27,132	$508,224
Depreciation on non-income producing assets	(1,615)	—	(1,615)	(1,978)	—	(1,978)
Interest income	1,677	—	1,677	1,454	—	1,454
Preferred unit distributions	(2,310)	—	(2,310)	(2,648)	—	(2,648)
Interest expense:
Default interest	(1,791)	1,791	—	(1,132)	1,132	—
Interest expense relating to extinguished debt	—	—	—	—	—	—
Mark-to-market adjustments on debt	(2,696)	2,696	—	5,375	(5,375)	—
Write-off of mark-to-market adjustments on extinguished debt	(287)	287	—	148	(148)	—
Debt extinguishment expenses (3)	(15,007)	15,007	—	36	(36)	—
Interest on existing debt	(243,439)	—	(243,439)	(255,883)	—	(255,883)
Warrant liability adjustment	(89,153)	89,153	—	(264,418)	264,418	—
Provision for income taxes	(3,650)	3,650	—	(919)	919	—
FFO from discontinued operations (4)	51,376	(50,714)	662	7,826	(4,081)	3,745
FFO	$234,203	$77,661	$311,864	$(31,047)	$283,961	$252,914

(1)   Adjustments include amounts for straight-line rent of ($10,758) and ($9,583) and above/below market lease amortization of $24,006 and $30,811 for the three months ended December 31, 2012 and 2011, respectively.

(2)   Non-comparable costs in 2011 include bankruptcy-related items such as the reversal of previously accrued bankruptcy costs and gains on settlements, partially offset by legal, professional fees and other restructuring costs.

(3)   Adjustment includes a $15.0 million prepayment fee to retire 6.75% unsecured notes due May 2013 ($600.1 million).

(4)   Company FFO includes FFO from discontinued operations.  Adjustments primarily relate to FFO from the spin-off of Rouse Properties, Inc. of $0.9 million and $5.2 million for the three months ended December 31, 2012 and 2011, respectively, and gains on the extinguishment of debt of $50.8 million and $0 for the three months ended December 31, 2012 and 2011, respectively.

PROPORTIONATE FINANCIAL SCHEDULES

Reconciliation of NOI, EBITDA, and FFO

For the Twelve Months Ended December 31, 2012 and 2011

(In thousands)

	Twelve Months Ended December 31, 2012			Twelve Months Ended December 31, 2011
	Pro Rata Basis	Adjustments	Company	Pro Rata Basis	Adjustments	Company

Property revenues:
Minimum rents (1)	$1,947,218	$29,688	$1,976,906	$1,879,546	$25,819	$1,905,365
Tenant recoveries	855,860	—	855,860	850,263	—	850,263
Overage rents	86,035	—	86,035	73,283	—	73,283
Other revenue	104,958	—	104,958	90,040	—	90,040
Total property revenues	2,994,071	29,688	3,023,759	2,893,132	25,819	2,918,951
Property operating expenses:
Real estate taxes	271,389	(6,312)	265,077	270,176	(6,312)	263,864
Property maintenance costs	102,835	—	102,835	110,107	—	110,107
Marketing	41,530	—	41,530	41,823	—	41,823
Other property operating costs	464,311	(5,687)	458,624	454,602	(5,786)	448,816
Provision for doubtful accounts	5,898	—	5,898	8,158	—	8,158
Total property operating expenses	885,963	(11,999)	873,964	884,866	(12,098)	872,768
NOI	$2,108,108	$41,687	$2,149,795	$2,008,266	$37,917	$2,046,183
Management fees and other corporate revenues	79,217	—	79,217	66,304	(421)	65,883
Property management and other costs (2)	(182,756)	(1,696)	(184,452)	(208,540)	20,518	(188,022)
NOI after net property management costs	$2,004,569	$39,991	$2,044,560	$1,866,030	$58,014	$1,924,044
General and administrative (2)	(50,011)	—	(50,011)	(41,506)	(18,313)	(59,819)
EBITDA before provisions for impairment	$1,954,558	$39,991	$1,994,549	$1,824,524	$39,701	$1,864,225
Provisions for impairment	—	—	—	(916)	916	—
EBITDA	$1,954,558	$39,991	$1,994,549	$1,823,608	$40,617	$1,864,225
Depreciation on non-income producing assets	(8,188)	—	(8,188)	(6,561)	—	(6,561)
Interest income	6,561	—	6,561	8,480	—	8,480
Preferred unit distributions (3)	(12,414)	3,098	(9,316)	(9,654)	—	(9,654)
Interest expense:
Default interest	(5,545)	5,545	—	(62,089)	62,089	—
Interest expense relating to extinguished debt	—	—	—	(11,045)	11,045	—
Mark-to-market adjustments on debt	10,932	(10,932)	—	17,191	(17,191)	—
Write-off of mark-to-market adjustments on extinguished debt	33,069	(33,069)	—	44,732	(44,732)	—
Debt extinguishment expenses (4)	(15,197)	15,197	—	24	(24)	—
Interest on existing debt	(999,966)	—	(999,966)	(1,020,436)	—	(1,020,436)
Warrant liability adjustment	(502,234)	502,234	—	55,042	(55,042)	—
Provision for income taxes	(9,474)	9,474	—	(8,911)	8,911	—
FFO from discontinued operations (5)	69,028	(58,793)	10,235	77,741	(39,375)	38,366
FFO	$521,130	$472,745	$993,875	$908,122	$(33,702)	$874,420

(1)   Adjustments include amounts for straight-line rent of ($74,866) and ($95,039) and above/below market lease amortization of $104,554 and $120,858 for the twelve months ended December 31, 2012 and 2011, respectively.

(2)   Non-comparable costs in 2011 include bankruptcy-related items such as the reversal of previously accrued bankruptcy costs and gains on settlements, partially offset by legal, professional fees and other restructuring costs.

(3)   Adjustment is related to the distribution of Rouse Properties, Inc. shares to preferred unit holders as a result of the spin-off.

(4)   Adjustment includes a $15.0 million prepayment fee to retire 6.75% unsecured notes due May 2013 ($600.1 million).

(5)   Company FFO includes FFO from discontinued operations.  Adjustments primarily relate to FFO from the spin-off of Rouse Properties, Inc. of $14.9 million and $45.3 million for the twelve months ended December 31, 2012 and 2011, respectively, and gains on the extinguishment of debt of $50.8 million and $0 for the twelve months ended December 31, 2012 and 2011, respectively.

PROPORTIONATE FINANCIAL SCHEDULES

Proportionate Results and FFO

For the Three Months Ended December 31, 2012 and 2011

(In thousands)

	Three Months Ended December 31, 2012				Three Months Ended December 31, 2011
	Consolidated Properties	Noncontrolling Interests	Unconsolidated Properties	Pro Rata Basis	Consolidated Properties	Noncontrolling Interests	Unconsolidated Properties	Pro Rata Basis

Property revenues:
Minimum rents	$417,923	$(3,467)	$99,097	$513,553	$396,156	$(2,433)	$93,986	$487,709
Tenant recoveries	179,075	(1,178)	35,118	213,015	170,680	(1,118)	37,983	207,545
Overage rents	35,770	(181)	7,534	43,123	31,987	(184)	7,373	39,176
Other revenue	26,643	(127)	9,842	36,358	25,363	(175)	6,269	31,457
Total property revenues	659,411	(4,953)	151,591	806,049	624,186	(3,910)	145,611	765,887
Property operating expenses:
Real estate taxes	54,321	(523)	11,696	65,494	52,798	(422)	15,369	67,745
Property maintenance costs	24,334	(148)	5,130	29,316	22,001	(139)	5,311	27,173
Marketing	11,931	(106)	2,755	14,580	13,846	(124)	3,471	17,193
Other property operating costs	90,358	(581)	25,079	114,856	94,018	(533)	20,839	114,324
Provision for doubtful accounts	1,513	48	638	2,199	2,765	(46)	143	2,862
Total property operating expenses	182,457	(1,310)	45,298	226,445	185,428	(1,264)	45,133	229,297
NOI	$476,954	$(3,643)	$106,293	$579,604	$438,758	$(2,646)	$100,478	$536,590
Management fees and other corporate revenues	16,303	—	1,896	18,199	17,398	—	1,231	18,629
Property management and other costs (1)	(40,657)	156	(6,127)	(46,628)	(49,890)	85	(6,352)	(56,157)
NOI after net property management costs	$452,600	$(3,487)	$102,062	$551,175	$406,266	$(2,561)	$95,357	$499,062
General and administrative (2)	(7,624)	—	(2,453)	(10,077)	(12,908)	—	(4,146)	(17,054)
EBITDA before provisions for impairment	$444,976	$(3,487)	$99,609	$541,098	$393,358	$(2,561)	$91,211	$482,008
Provisions for impairment	—	—	—	—	(916)	—	—	(916)
EBITDA	$444,976	$(3,487)	$99,609	$541,098	$392,442	$(2,561)	$91,211	$481,092
Depreciation on non-income producing assets	(1,615)	—	—	(1,615)	(1,978)	—	—	(1,978)
Interest income	624	(1)	1,054	1,677	512	—	942	1,454
Preferred unit distributions	(2,310)	—	—	(2,310)	(2,648)	—	—	(2,648)
Interest expense:
Default interest	(1,791)	—	—	(1,791)	(1,237)	—	105	(1,132)
Interest expense relating to extinguished debt	—	—	—	—	—	—	—	—
Mark-to-market adjustments on debt	(2,824)	(90)	218	(2,696)	4,935	(91)	531	5,375
Write-off of mark-to-market adjustments on extinguished debt	(287)	—	—	(287)	148	—	—	148
Debt extinguishment expenses	(15,007)	—	—	(15,007)	39	—	(3)	36
Interest on existing debt	(206,007)	1,137	(38,569)	(243,439)	(217,000)	280	(39,163)	(255,883)
Warrant liability adjustment	(89,153)	—	—	(89,153)	(264,418)	—	—	(264,418)
Provision for income taxes	(3,538)	10	(122)	(3,650)	(841)	15	(93)	(919)
FFO from discontinued operations	51,376	—	—	51,376	8,823	—	(997)	7,826
	174,444	(2,431)	62,190	234,203	(81,223)	(2,357)	52,533	(31,047)
Equity in FFO of Unconsolidated Properties and Noncontrolling Interests	59,759	2,431	(62,190)	—	50,176	2,357	(52,533)	—
FFO	$234,203	$—	$—	$234,203	$(31,047)	$—	$—	$(31,047)

(1)         Unconsolidated amounts include our share of management fees paid by these properties. Revenues associated with these fees are included in consolidated management fees and other corporate revenues.

(2)         Unconsolidated amounts represent administrative costs of our Brazilian joint venture.

PROPORTIONATE FINANCIAL SCHEDULES

Proportionate Results and FFO

For the Twelve Months Ended December 31, 2012 and 2011

(In thousands)

	Twelve Months Ended December 31, 2012				Twelve Months Ended December 31, 2011
	Consolidated Properties	Noncontrolling Interests	Unconsolidated Properties	Pro Rata Basis	Consolidated Properties	Noncontrolling Interests	Unconsolidated Properties	Pro Rata Basis

Property revenues:
Minimum rents	$1,578,074	$(12,143)	$381,287	$1,947,218	$1,536,328	$(11,327)	$354,545	$1,879,546
Tenant recoveries	716,120	(4,511)	144,251	855,860	711,663	(4,168)	142,768	850,263
Overage rents	69,550	(392)	16,877	86,035	60,849	(450)	12,884	73,283
Other revenue	76,157	(375)	29,176	104,958	72,374	(494)	18,160	90,040
Total property revenues	2,439,901	(17,421)	571,591	2,994,071	2,381,214	(16,439)	528,357	2,893,132
Property operating expenses:
Real estate taxes	226,482	(2,063)	46,970	271,389	224,013	(1,852)	48,015	270,176
Property maintenance costs	84,783	(389)	18,441	102,835	91,204	(325)	19,228	110,107
Marketing	33,854	(318)	7,994	41,530	33,602	(307)	8,528	41,823
Other property operating costs	368,154	(2,254)	98,411	464,311	376,152	(2,203)	80,653	454,602
Provision for doubtful accounts	4,517	15	1,366	5,898	5,075	(2)	3,085	8,158
Total property operating expenses	717,790	(5,009)	173,182	885,963	730,046	(4,689)	159,509	884,866
NOI	$1,722,111	$(12,412)	$398,409	$2,108,108	$1,651,168	$(11,750)	$368,848	$2,008,266
Management fees and other corporate revenues	71,949	—	7,268	79,217	61,165	—	5,139	66,304
Property management and other costs (1)	(159,671)	575	(23,660)	(182,756)	(187,035)	1,243	(22,748)	(208,540)
NOI after net property management costs	$1,634,389	$(11,837)	$382,017	$2,004,569	$1,525,298	$(10,507)	$351,239	$1,866,030
General and administrative (2)	(39,255)	15	(10,771)	(50,011)	(30,883)	—	(10,623)	(41,506)
EBITDA before provisions for impairment	$1,595,134	$(11,822)	$371,246	$1,954,558	$1,494,415	$(10,507)	$340,616	$1,824,524
Provisions for impairment	—	—	—	—	(916)	—	—	(916)
EBITDA	$1,595,134	$(11,822)	$371,246	$1,954,558	$1,493,499	$(10,507)	$340,616	$1,823,608
Depreciation on non-income producing assets	(8,188)	—	—	(8,188)	(6,561)	—	—	(6,561)
Interest income	2,924	(2)	3,639	6,561	2,418	(8)	6,070	8,480
Preferred unit distributions	(12,414)	—	—	(12,414)	(9,654)	—	—	(9,654)
Interest expense:
Default interest	(5,236)	—	(309)	(5,545)	(61,160)	—	(929)	(62,089)
Interest expense relating to extinguished debt	—	—	—	—	(11,045)	—	—	(11,045)
Mark-to-market adjustments on debt	9,262	(365)	2,035	10,932	20,190	(6,245)	3,246	17,191
Write-off of mark-to-market adjustments on extinguished debt	33,069	—	—	33,069	44,732	—	—	44,732
Debt extinguishment expenses	(15,193)	—	(4)	(15,197)	38	—	(14)	24
Interest on existing debt	(848,003)	4,661	(156,624)	(999,966)	(872,287)	9,918	(158,067)	(1,020,436)
Warrant liability adjustment	(502,234)	—	—	(502,234)	55,042	—	—	55,042
Provision for income taxes	(9,091)	58	(441)	(9,474)	(8,723)	186	(374)	(8,911)
FFO from discontinued operations	69,028	—	—	69,028	79,170	—	(1,429)	77,741
	309,058	(7,470)	219,542	521,130	725,659	(6,656)	189,119	908,122
Equity in FFO of Unconsolidated Properties and Noncontrolling Interests	212,072	7,470	(219,542)	—	182,463	6,656	(189,119)	—
FFO	$521,130	$—	$—	$521,130	$908,122	$—	$—	$908,122

(1)         Unconsolidated amounts include our share of management fees paid by these properties. Revenues associated with these fees are included in consolidated management fees and other corporate revenues.

(2)         Unconsolidated amounts represent administrative costs of our Brazilian joint venture.

PROPORTIONATE FINANCIAL SCHEDULES

NOI Summary

For the Three and Twelve Months Ended December 31, 2012 and 2011

(In thousands)

	Three Months Ended			Twelve Months Ended
	December 31, 2012	December 31, 2011	Percentage Change	December 31, 2012	December 31, 2011	Percentage Change

Same Store NOI - U.S. Regional Malls (1)	$563,275	$536,483	5.0%	$2,046,793	$1,963,830	4.2%
International	16,709	12,677	31.8%	47,479	37,558	26.4%
Same Store and International NOI	579,984	549,160	5.6%	2,094,272	2,001,388	4.6%
Acquisitions - U.S. Regional Malls	5,002	—	n/a	13,313	—	n/a
Mall NOI (1)	584,986	549,160	6.5%	2,107,585	2,001,388	5.3%
Office, Strip Centers and Other Retail (2)	10,833	11,670	-7.2%	42,210	44,795	-5.8%
Company NOI	595,819	560,830	6.2%	2,149,795	2,046,183	5.1%
Company NOI after net property management costs	566,966	528,106	7.4%	2,044,560	1,924,044	6.3%

(1)

Total termination fees were $0.8 million ($0.8 million for U.S. Regional Malls) and $8.9 million ($8.6 million for U.S. Regional Malls) for the three months ended December 31, 2012 and 2011, respectively. Total termination fees were $11.6 million ($11.5 million for U.S. Regional Malls) and $18.2 million ($17.9 million for U.S. Regional Malls) for the twelve months ended December 31, 2012 and 2011, respectively.

(2)

Other Retail consists of two assets that have been transferred to the special servicer and one asset that is currently being de-leased in preparation for planned redevelopment. See Property Schedule on pages 23-30 for individual property details.

DEBT

DEBT

SUMMARY, AT SHARE

As of December 31, 2012

(In thousands)

			Average
		Proportionate	Remaining	Maturities
	Coupon Rate	Balance	Term (Years)	2013	2014	2015	2016	2017	Subsequent	Total
Fixed Rate
Property Level Consolidated	4.88%	$14,168,432	6.8	$223,036	$1,043,170	$692,899	$1,294,666	$1,546,307	$7,989,513	$12,789,591
Property Level Unconsolidated	4.84%	2,600,212	6.8	103,283	138,168	213,735	—	297,166	1,643,375	2,395,727
Corporate Consolidated (1)	6.51%	719,821	2.6	91,786	—	609,261	—	—	—	701,047
Total Fixed Rate	4.94%	$17,488,465	6.7	$418,105	$1,181,338	$1,515,895	$1,294,666	$1,843,473	$9,632,888	$15,886,365

Variable Rate
Property Level Consolidated	3.42%	$1,013,582	3.4	$—	$45,057	$—	$877,455	$—	$—	$922,512
Property Level Unconsolidated	2.71%	160,000	4.8	—	—	—	—	150,544	—	150,544
Junior Subordinated Notes Due 2041	1.76%	206,200	28.3	—	—	—	—	—	206,200	206,200
Total Variable Rate	3.09%	$1,379,782	7.3	$—	$45,057	$—	$877,455	$150,544	$206,200	$1,279,256

Total	4.80%	$18,868,247	6.7	$418,105	$1,226,395	$1,515,895	$2,172,121	$1,994,017	$9,839,088	$17,165,621

		Total Amortization		$255,268	$236,643	$238,038	$245,918	$166,379	$560,380	$1,702,626

						Total Maturities and Amortization (2), (3)				$18,868,247

(1)         Comprised primarily of The Rouse Company, LLC of $700.5 million.

(2)         Reconciliation to GGP Proportionate Mortgages, Notes, and Loans Payable:

Total Mortgages, Notes, and Other Payables, from above	18,868,247
Special improvement districts	78
Market-rate adjustments, net	(22,826)
Junior Subordinated Notes Due 2041	(206,200)
Shopping Leblon / Aliansce (Brazil)	344,149
Total	$18,983,448

(3)   Reflects maturities and amortization for periods subsequent to December 31, 2012.

DEBT

Debt Maturities

(1) Approximately 8.8% of our debt matures through 2014

DEBT

DETAIL, AT SHARE(1),(2)

As of December 31, 2012

(In thousands)

						Parent
		Proportionate	Maturity	Balloon Pmt		Recourse as of	Amortization
Property	Own %	Balance	Year (2)	at Maturity	Coupon Rate	12/31/2012 (3)	2013	2014	2015	2016	2017	Subsequent
Fixed Rate

Consolidated Property Level
Pembroke Lakes Mall	100%	$119,282	2013	$118,449	4.94%	No	$833	$—	$—	$—	$—	$—
Meadows Mall	100%	95,027	2013	93,631	5.45%	No	1,396	—	—	—	—	—
Senate Plaza	100%	11,091	2013	10,956	5.71%	No	135	—	—	—	—	—
Mall St. Matthews	100%	133,696	2014	129,452	4.81%	No	4,244	—	—	—	—	—
Pecanland Mall	100%	50,731	2014	48,586	4.28%	No	2,145	—	—	—	—	—
Prince Kuhio Plaza	100%	34,130	2014	32,793	3.45%	Yes - Partial	1,337	—	—	—	—	—
Cumberland Mall	100%	100,513	2014	99,219	7.50%	No	1,294	—	—	—	—	—
Crossroads Center (MN)	100%	77,712	2014	74,943	4.73%	No	2,769	—	—	—	—	—
Jordan Creek Town Center	100%	171,104	2014	164,537	4.57%	Yes - Partial	5,628	939	—	—	—	—
North Point Mall	100%	202,316	2014	195,971	5.48%	No	5,443	902	—	—	—	—
Woodbridge Center	100%	190,829	2014	181,464	4.24%	No	6,535	2,830	—	—	—	—
Bayside Marketplace (Bond)	100%	2,445	2014	1,255	5.75%	No	1,190	—	—	—	—	—
Oakwood Center	100%	46,168	2014	45,057	4.38%	Yes - Full	652	459	—	—	—	—
Eden Prairie Mall	100%	73,388	2014	69,893	4.67%	No	1,963	1,532	—	—	—	—
Peachtree Mall	100%	83,326	2015	77,085	5.08%	No	2,484	2,615	1,142	—	—	—
Hulen Mall	100%	104,772	2015	96,621	5.03%	No	3,246	3,415	1,490	—	—	—
Burlington Town Center	100%	24,856	2015	23,360	5.03%	No	574	605	316	1	—	—
Regency Square Mall (6)	100%	84,786	2015	75,797	3.59%	No	3,635	3,534	1,820	—	—	—
The Shops at La Cantera	75%	122,061	2015	117,345	5.95%	No	1,802	1,913	1,000	1	—	—
Lynnhaven Mall	100%	220,437	2015	203,367	5.05%	No	6,562	6,906	3,602	—	—	—
Boise Towne Plaza	100%	9,999	2015	9,082	4.70%	No	353	371	193	—	—	—
Paramus Park	100%	96,724	2015	90,242	4.86%	No	2,443	2,381	1,658	—	—	—
Valley Plaza Mall	100%	86,269	2016	75,790	3.90%	No	3,356	3,491	3,632	—	—	—
Brass Mill Center	100%	108,932	2016	93,347	4.55%	No	4,455	4,664	4,884	1,582	—	—
Lakeside Mall	100%	165,549	2016	144,451	4.28%	No	5,644	5,894	6,155	3,405	—	—
Willowbrook Mall	100%	147,191	2016	129,003	6.82%	No	4,567	4,894	5,243	3,484	—	—
White Marsh Mall	100%	179,877	2016	163,196	5.62%	No	4,271	4,179	4,557	3,674	—	—
Lincolnshire Commons	100%	27,007	2016	24,629	5.98%	No	538	572	607	661	—	—
Ridgedale Center	100%	165,146	2016	149,112	4.86%	No	3,998	4,199	4,410	3,427	—	—
Eastridge (WY) (8)	100%	33,411	2016	28,284	5.08%	No	1,127	1,206	1,270	1,524	—	—
Pine Ridge Mall (8)	100%	22,526	2016	19,070	5.08%	No	759	813	856	1,028	—	—
Red Cliffs Mall (8)	100%	21,410	2016	18,125	5.08%	No	721	773	814	977	—	—
Coronado Center	100%	156,987	2016	135,704	5.08%	No	4,684	4,930	5,189	6,480	—	—
The Maine Mall	100%	200,570	2016	172,630	4.84%	No	6,176	6,486	6,811	8,467	—	—
Glenbrook Square	100%	164,584	2016	141,325	4.91%	No	4,990	5,243	5,510	7,516	—	—
Columbia Mall (8)	100%	86,851	2017	77,540	6.05%	No	1,712	1,821	1,935	2,843	1,000	—
Market Place Shopping Center (8)	100%	102,292	2017	91,325	6.05%	No	2,018	2,144	2,279	3,348	1,178	—
Provo Towne Center	75%	31,262	2017	28,886	4.53%	No	497	520	544	566	249	—
Four Seasons Town Centre	100%	89,756	2017	72,532	5.60%	No	3,324	3,517	3,722	4,940	1,721	—
Oglethorpe Mall	100%	131,247	2017	115,990	4.89%	No	3,106	3,262	3,428	3,585	1,876	—
Apache Mall	100%	99,477	2017	91,402	4.32%	No	1,626	1,700	1,776	1,843	1,130	—

DEBT

DETAIL, AT SHARE(1),(2)

As of December 31, 2012

(In thousands)

						Parent
		Proportionate	Maturity	Balloon Pmt		Recourse as of	Amortization
Property	Own %	Balance	Year (2)	at Maturity	Coupon Rate	12/31/2012 (3)	2013	2014	2015	2016	2017	Subsequent
Eastridge (CA)	100%	163,727	2017	143,626	5.79%	Yes - Partial	3,364	3,566	3,781	5,509	3,881	—
Stonestown Galleria	100%	208,447	2017	183,227	5.79%	No	4,213	4,467	4,736	6,925	4,879	—
Tysons Galleria	100%	245,208	2017	214,755	5.72%	No	5,107	5,411	5,734	8,334	5,867	—
Mall of Louisiana	100%	221,871	2017	191,409	5.81%	No	5,023	5,326	5,647	8,074	6,392	—
Beachwood Place	100%	225,666	2017	190,177	5.60%	No	5,943	6,290	6,656	9,274	7,326	—
Augusta Mall	100%	167,957	2017	145,438	5.49%	No	3,627	3,834	4,053	5,851	5,154	—
Fallbrook Center (8)	100%	82,080	2018	71,473	6.14%	No	1,596	1,698	1,807	2,661	2,845	—
River Hills Mall (8)	100%	77,252	2018	67,269	6.14%	No	1,503	1,598	1,700	2,504	2,678	—
Sooner Mall (8)	100%	57,939	2018	50,452	6.14%	No	1,127	1,199	1,275	1,878	2,008	—
The Gallery at Harborplace - Other	100%	10,697	2018	190	6.05%	No	1,690	1,796	1,907	2,026	2,152	936
Governor’s Square	100%	72,146	2019	66,488	6.69%	No	793	848	906	969	1,035	1,107
Oak View Mall	100%	80,804	2019	74,467	6.69%	No	888	949	1,015	1,085	1,160	1,240
The Grand Canal Shoppes / The Shoppes at the Palazzo	100%	625,000	2019	625,000	4.24%	No	—	—	—	—	—	—
Park City Center	100%	193,116	2019	172,224	5.34%	No	2,800	2,955	3,119	3,264	3,473	5,281
Southlake Mall (6)	100%	96,883	2019	77,877	6.44%	No	1,900	1,913	2,042	3,035	3,256	6,860
Newgate Mall	100%	58,000	2020	58,000	3.69%	No	—	—	—	—	—	—
Fashion Place	100%	226,730	2020	226,730	3.64%	No	—	—	—	—	—	—
Town East Mall	100%	160,270	2020	160,270	3.57%	No	—	—	—	—	—	—
Tucson Mall	100%	246,000	2020	246,000	4.01%	No	—	—	—	—	—	—
Visalia Mall	100%	74,000	2020	74,000	3.71%	No	—	—	—	—	—	—
The Mall In Columbia	100%	350,000	2020	316,928	3.95%	No	—	—	1,531	6,279	6,531	18,731
Northridge Fashion Center	100%	245,197	2021	207,503	5.10%	No	3,765	3,965	4,175	4,362	4,627	16,800
Deerbrook Mall	100%	150,548	2021	127,934	5.25%	No	2,246	2,368	2,497	2,612	2,776	10,115
Park Place	100%	195,705	2021	165,815	5.18%	No	2,941	3,099	3,266	3,414	3,626	13,544
Providence Place	100%	373,583	2021	320,526	5.65%	No	5,126	5,426	5,745	6,025	6,437	24,298
Fox River Mall	100%	183,405	2021	156,373	5.46%	No	2,596	2,745	2,901	3,038	3,238	12,514
Oxmoor Center	100%	93,139	2021	79,217	5.37%	No	1,342	1,417	1,497	1,566	1,668	6,432
Rivertown Crossings	100%	165,652	2021	141,356	5.52%	No	2,329	2,462	2,604	2,728	2,910	11,263
Westlake Center - Land	100%	2,437	2021	2,437	12.63%	No	—	—	—	—	—	—
Fashion Show - Other	100%	5,235	2021	1,577	6.06%	Yes - Full	323	342	364	386	411	1,832
Bellis Fair	100%	92,595	2022	77,060	5.23%	No	1,371	1,446	1,524	1,594	1,694	7,906
The Shoppes at Buckland Hills	100%	128,714	2022	107,820	5.19%	No	1,827	1,926	2,030	2,121	2,253	10,737
Ala Moana Center	100%	1,400,000	2022	1,400,000	4.23%	No	—	—	—	—	—	—
The Gallery at Harborplace	100%	81,380	2022	68,096	5.24%	No	1,132	1,193	1,258	1,315	1,398	6,988
The Streets at Southpoint	94%	245,440	2022	207,909	4.36%	No	—	2,345	4,163	4,348	4,542	22,133
Spokane Valley Mall	75%	46,902	2022	38,484	4.65%	No	728	763	800	833	879	4,415
Greenwood Mall	100%	63,000	2022	57,469	4.19%	No	—	—	—	—	420	5,111
North Star Mall	100%	338,082	2022	270,113	3.93%	No	5,946	6,189	6,440	6,666	6,973	35,755
Coral Ridge Mall	100%	110,155	2022	98,394	5.71%	No	—	—	349	1,449	1,533	8,430
Rogue Valley Mall	100%	55,000	2022	48,245	4.50%	No	—	—	138	852	899	4,866
The Oaks Mall	100%	138,654	2022	112,842	4.55%	No	2,151	2,251	2,357	2,451	2,584	14,018
Westroads Mall	100%	156,609	2022	127,455	4.55%	No	2,427	2,543	2,663	2,769	2,919	15,833
Coastland Center	100%	129,805	2022	102,621	3.76%	No	2,327	2,416	2,509	2,594	2,707	14,631
The Woodlands	100%	263,992	2023	207,057	5.04%	No	4,266	4,485	4,716	4,959	5,215	33,294
Staten Island Mall	100%	267,300	2023	206,942	4.77%	No	4,449	4,665	4,892	5,131	5,381	35,840
Boise Towne Square	100%	137,488	2023	106,372	4.79%	No	2,268	2,379	2,495	2,618	2,746	18,610
Baybrook Mall	100%	250,000	2024	212,423	5.52%	No	—	—	821	3,402	3,595	29,759

DEBT

DETAIL, AT SHARE(1),(2)

As of December 31, 2012

(In thousands)

						Parent
		Proportionate	Maturity	Balloon Pmt		Recourse as of	Amortization
Property	Own %	Balance	Year (2)	at Maturity	Coupon Rate	12/31/2012 (3)	2013	2014	2015	2016	2017	Subsequent
The Parks At Arlington	100%	250,000	2024	212,687	5.57%	No	—	—	814	3,371	3,564	29,564
Fashion Show	100%	835,000	2024	835,000	4.03%	Yes - Full	—	—	—	—	—	—
Providence Place - Other	100%	41,635	2028	2,381	7.75%	No	1,480	1,597	1,724	1,861	2,009	30,583
Provo Towne Center Land	75%	2,250	2095	37	10.00%	Yes - Full	—	—	—	—	—	2,213
Consolidated Property Level		$14,168,432		$12,789,591	4.88%		$204,846	$186,582	$183,494	$199,485	$142,795	$461,639

Unconsolidated Property Level
Altamonte Mall	50%	$75,000	2013	$75,000	5.05%	No	$—	$—	$—	$—	$—	$—
Plaza Frontenac	55%	28,622	2013	28,283	7.00%	No	339	—	—	—	—	—
Carolina Place	50%	70,690	2014	68,168	4.60%	No	2,522	—	—	—	—	—
Pinnacle Hills Promenade	50%	70,000	2014	70,000	5.57%	No	—	—	—	—	—	—
Quail Springs Mall	50%	35,174	2015	33,432	6.74%	No	683	732	327	—	—	—
Towson Town Center	35%	61,703	2015	59,583	3.88%	No	633	687	489	—	—	—
Alderwood	50%	125,836	2015	120,409	6.65%	No	1,991	2,128	1,308	—	—	—
Center Pointe Plaza	50%	6,278	2017	5,570	6.31%	No	160	171	183	194	—	—
Riverchase Galleria (7)	50%	152,500	2017	152,500	5.65%	No	—	—	—	—	—	—
Saint Louis Galleria	74%	162,164	2017	139,096	4.86%	No	4,954	5,203	5,465	7,446	—	—
First Colony Mall	50%	92,500	2019	84,473	4.50%	No	—	122	1,497	1,567	1,639	3,202
Natick Mall	50%	225,000	2019	209,699	4.60%	No	—	—	584	3,593	3,762	7,362
Oakbrook Center	48%	202,850	2020	202,850	3.66%	No	—	—	—	—	—	—
Christiana Mall	50%	117,495	2020	108,697	5.10%	No	—	—	401	1,622	1,725	5,050
Water Tower Place	52%	99,809	2020	83,850	4.85%	No	1,738	1,825	1,916	2,011	2,110	6,359
Kenwood Towne Centre	70%	160,099	2020	137,191	5.37%	No	2,383	2,517	2,659	2,784	2,964	9,601
Whaler’s Village	50%	40,000	2021	40,000	5.42%	No	—	—	—	—	—	—
Village of Merrick Park	40%	72,500	2021	62,398	5.73%	No	984	1,043	1,105	1,160	1,241	4,569
Willowbrook Mall (TX)	50%	105,031	2021	88,965	5.13%	No	1,604	1,688	1,778	1,858	1,972	7,166
Northbrook Court	50%	65,500	2021	56,811	4.25%	No	—	90	1,108	1,156	1,206	5,129
Florence Mall	50%	45,000	2022	45,000	4.15%	No	—	—	—	—	—	—
Clackamas Town Center	50%	108,000	2022	108,000	4.18%	No	—	—	—	—	—	—
Bridgewater Commons	35%	105,000	2022	105,000	3.34%	No	—	—	—	—	—	—
The Trails Village Center	50%	6,654	2023	78	8.21%	No	412	447	485	527	571	4,134
Lake Mead and Buffalo	50%	2,394	2023	27	7.20%	No	157	168	181	194	209	1,458
Galleria at Tyler	50%	98,413	2023	76,716	5.05%	No	1,545	1,624	1,708	1,796	1,889	13,135
Park Meadows	35%	126,000	2023	112,734	4.60%	No	—	—	—	—	—	13,266
Stonebriar Centre	50%	140,000	2024	120,886	4.05%	No	—	—	—	—	804	18,310
Unconsolidated Property Level		$2,600,212		$2,395,416	4.84%		$20,105	$18,445	$21,194	$25,908	$20,092	$98,741

Total Fixed - Property Level		$16,768,644		$15,185,007	4.87%		$224,951	$205,027	$204,688	$225,393	$162,887	$560,380

Consolidated Corporate
Rouse Bonds - 1995 Indenture	100%	$91,786	2013	$91,786	5.38%	Yes	$—	$—	$—	$—	$—	$—
Arizona Two (HHC)	100%	19,347	2015	573	4.41%	Yes - Full	6,167	6,445	6,162	—	—	—
Rouse Bonds - 2010 Indenture	100%	608,688	2015	608,688	6.75%	Yes	—	—	—	—	—	—
Consolidated Corporate		$719,821		$701,047	6.51%		$6,167	$6,445	$6,162	$—	$—	$—

Total Fixed Rate Debt		$17,488,465		$15,886,054	4.94%		$231,118	$211,472	$210,850	$225,393	$162,887	$560,380

DEBT

DETAIL, AT SHARE(1),(2)

As of December 31, 2012

(In thousands)

						Parent
		Proportionate	Maturity	Balloon Pmt		Recourse as of	Amortization
Property	Own %	Balance	Year (2)	at Maturity	Coupon Rate	12/31/2012 (3)	2013	2014	2015	2016	2017	Subsequent
Variable Rate

Consolidated Property Level
Oakwood Center	100%	$46,168	2014	$45,057	Libor + 225 bps	Yes - Full	$652	$459	$—	$—	$—	$—
Columbiana Centre (8)	100%	97,225	2016	88,184	Libor + 325 bps	Yes - Partial	2,361	2,484	2,612	1,584	—	—
Grand Teton Mall (8)	100%	47,597	2016	43,171	Libor + 325 bps	Yes - Partial	1,156	1,216	1,279	775	—	—
Mall Of The Bluffs (8)	100%	24,282	2016	22,024	Libor + 325 bps	Yes - Partial	590	620	652	396	—	—
Mayfair (8)	100%	278,325	2016	252,444	Libor + 325 bps	Yes - Partial	6,759	7,110	7,477	4,535	—	—
Mondawmin Mall (8)	100%	68,009	2016	61,685	Libor + 325 bps	Yes - Partial	1,652	1,737	1,827	1,108	—	—
North Town Mall (8)	100%	83,972	2016	76,163	Libor + 325 bps	Yes - Partial	2,040	2,145	2,256	1,368	—	—
Oakwood (8)	100%	76,426	2016	69,319	Libor + 325 bps	Yes - Partial	1,857	1,952	2,053	1,245	—	—
Pioneer Place (8)	100%	147,821	2016	134,075	Libor + 325 bps	Yes - Partial	3,591	3,776	3,971	2,408	—	—
Southwest Plaza (8)	100%	99,740	2016	90,466	Libor + 325 bps	Yes - Partial	2,422	2,548	2,679	1,625	—	—
The Shops at Fallen Timbers (8)	100%	44,017	2016	39,924	Libor + 325 bps	Yes - Partial	1,070	1,124	1,182	717	—	—
Consolidated Property Level		$1,013,582		$922,512	3.42%		$24,150	$25,171	$25,988	$15,761	$—	$—

Unconsolidated Property Level
Glendale Galleria	50%	$160,000	2017	$150,544	Libor + 250 bps	No	$—	$—	$1,200	$4,764	$3,492	$—
Unconsolidated Property Level		$160,000		$150,544	2.71%		$—	$—	$1,200	$4,764	$3,492	$—

Consolidated Corporate
Junior Subordinated Notes Due 2041	100%	$206,200	2041	$206,200	Libor + 145 bps	Yes - Full	$—	$—	$—	$—	$—	$—
Consolidated Corporate		$206,200		$206,200	1.76%		$—	$—	$—	$—	$—	$—

Total Variable Rate Debt		$1,379,782		$1,279,256	3.09%		$24,150	$25,171	$27,188	$20,525	$3,492	$—

Total (4),(5)		$18,868,247		$17,165,310	4.80%		$255,268	$236,643	$238,038	$245,918	$166,379	$560,380

(1)	Proportionate share for Consolidated Properties presented exclusive of non-controlling interests.
(2)	Assumes that all maturity extensions are exercised.
(3)	Total recourse to GGP or its subsidiaries of approximately $1.6 billion.
(4)	Excludes the $1.0 billion corporate revolver. As of December 31, 2012 the corporate revolver was undrawn.
(5)	Reflects amortization for the period subsequent to December 31, 2012.
(6)	These assets have been transferred to the special servicer and have a total debt of $181.7 million.
(7)	$45 million B-note is subordinate to return of GGP’s additional contributed equity.
(8)	Loan is cross-collateralized with other properties.

Asset Transactions

ASSET TRANSACTIONS

Summary of Acquisitions and Dispositions

For the Twelve Months Ended December 31, 2012

(In thousands, except GLA)

	Property	Property	GGP	Total	Gross Purchase	Debt	Net Purchase
Closing Date	Name	Location	Ownership %	GLA	Price at Share	at Share	Price at Share

Acquisitions
January 2012	Mall of the Bluffs (Anchor Box)	Council Bluffs, IA	100.0%	50,420	$800	$—	$800
February 2012	Riverchase Galleria (Anchor Box)	Birmingham, AL	100.0%	132,894	12,000	—	12,000
March 2012	Oakbrook Center (Anchor Box)	Chicago, IL	47.7%	91,634	3,914	—	3,914
March 2012	Perimeter Mall (Lease Buy-out)	Atlanta, GA	50.0%	222,056	6,500	—	6,500
April 2012	Westroads Mall (49% share)	Omaha, NE	100.0%	1,069,223	104,321	43,733	60,588
April 2012	The Oaks Mall (49% share)	Gainesville, FL	100.0%	897,824	86,779	49,980	36,799
April 2012	Sears acquisition/lease buy-out	Various	100.0%	1,019,008	270,000	—	270,000
May 2012	Coronado Center (Anchor Box)	Albuquerque, NM	100.0%	159,378	2,700	—	2,700
May 2012	Mall of the Bluffs (Anchor Box)	Council Bluffs, IA	100.0%	91,034	800	—	800
August 2012	Fashion Show (Anchor Box)	Las Vegas, NV	100.0%	197,961	10,000	—	10,000

	Total			3,931,432	$497,814	$93,713	$404,101

	Property	Property	GGP	Total	Gross Proceeds	Debt
Closing Date	Name	Location	Ownership %	GLA	Price at Share	at Share	Net Proceeds

Dispositions
January 2012	Marley Station (Box)	Baltimore, MD	100.0%	264,621	$1,597	$—	$1,597
February 2012	Grand Traverse Mall	Traverse City, MI	100.0%	589,488	62,000	62,000	—
March 2012	Village of Cross Keys	Baltimore, MD	100.0%	296,652	25,000	—	25,000
June 2012	Boise Plaza	Boise, ID	73.3%	114,404	3,392	—	3,392
July 2012	Foothills Mall	Fort Collins, CO	100.0%	745,301	39,688	38,938	(258)
August 2012	Fort Union Plaza	Midvale, UT	100.0%	31,528	7,515	1,628	4,702
August 2012	70 Columbia Corporate Center	Columbia, MD	100.0%	169,590	19,166	16,000	—
August 2012	Baskin Robbins	Idaho Falls, ID	100.0%	1,814	460	—	404
August 2012	SouthShore Mall	Aberdeen, WA	100.0%	291,666	1,000	—	853
September 2012	Fremont Plaza	Las Vegas, NV	100.0%	115,895	1,775	—	1,731
September 2012	University Crossing	Orem, UT	100.0%	209,329	30,200	4,763	21,629
September 2012	Summerlin Office Portfolio	Summerlin, NV	100.0%	1,110,476	119,500	28,519	81,018
October 2012	Salem Center	Salem, OR	100.0%	643,238	43,500	39,547	(1,478)
November 2012	River Pointe Plaza	West Jordan, UT	100.0%	51,355	5,150	4,931	—
November 2012	Harborplace	Baltimore, MD	100.0%	154,812	98,500	48,000	63,184
November 2012	West Oaks Mall	Ocoee, FL	100.0%	1,066,125	15,100	65,659	—
December 2012	Orem Plaza Center Street	Orem, UT	100.0%	90,218	5,062	4,849	—
December 2012	Orem Plaza State Street	Orem, UT	100.0%	27,240	1,188	1,147	—
December 2012	Capital Mall	Jefferson City, MO	100.0%	564,920	11,000	—	10,299
December 2012	Woodlands Village	Flagstaff, AZ	100.0%	91,810	16,845	4,615	11,069
December 2012	Owings Mills One and Two Corporate Center	Owings Mills, MD	60.0%	330,601	14,250	—	13,530
December 2012	Austin Bluffs Plaza	Colorado Springs, CO	100.0%	109,402	2,600	—	2,449

	Total			7,070,485	$524,488	$320,596	$239,121

	Property	Property	GGP	Total	Gross Proceeds	Debt
Closing Date	Name	Location	Ownership %	GLA	Price at Share	at Share	Net Proceeds

Spin-off
January 2012	Rouse Properties, Inc. (30 properties)	Various	100.0%	9,084,925	$—	$1,075,000	$—

ASSET TRANSACTIONS

Properties Included in Discontinued Operations

Consolidated Properties	Method of Disposition	Date of Disposition
2012 Dispositions
U.S. Regional Malls
Capital Mall	Sold	December 2012
Harborplace	Sold	November 2012
Salem Center	Sold	October 2012
Southshore Mall	Sold	August 2012
Foothills Mall	Sold	July 2012
The Village of Cross Keys	Sold	March 2012
Stand Alone Offices, Strip Centers & Other Retail
Austin Bluffs Plaza	Sold	December 2012
Orem Plaza Center Street	Sold	December 2012
Orem Plaza State Street	Sold	December 2012
Owings Mills One and Two Corporate Center	Sold	December 2012
Woodlands Village	Sold	December 2012
River Pointe Plaza	Sold	November 2012
West Oaks Mall	Sold	November 2012
Summerlin Office Portfolio	Sold	September 2012
Fremont Plaza	Sold	September 2012
University Crossing	Sold	September 2012
Baskin Robbins	Sold	August 2012
Fort Union	Sold	August 2012
70 Columbia Corporate Center	Sold	August 2012
Boise Plaza	Sold	June 2012
Grand Traverse Mall	Sold	February 2012
Spin-off
Rouse Properties, Inc.	Spin-off	January 2012

2011 Dispositions
U.S. Regional Malls
The Pines	Sold	December 2011
Faneuil Hall Marketplace	Sold	October 2011
Arizona Center	Sold	March 2011
Stand Alone Offices, Strip Centers & Other Retail
River Falls	Sold	December 2011
Northgate Mall	Sold	September 2011
Riverside Plaza	Sold	August 2011
Westlake Office and Garage	Sold	August 2011
Bailey Hills Village	Sold	July 2011
Chico Mall	Sold	July 2011
Twin Falls Crossing	Sold	June 2011
Chapel Hills Mall	Sold	June 2011
Gateway Crossing	Sold	May 2011
Canyon Point	Sold	March 2011
Anaheim Crossing	Sold	February 2011
Yellowstone Square	Sold	February 2011
Riverlands	Sold	January 2011
Vista Commons	Sold	January 2011
Piedmont Mall	Transferred to lender	September 2011
Country Hills Plaza	Transferred to lender	July 2011
Bay City Mall	Transferred to lender	February 2011
Lakeview Square	Transferred to lender	February 2011
Moreno Valley Mall	Transferred to lender	February 2011

Unconsolidated Properties
2011 Dispositions
Arrowhead Towne Center	Sold	June 2011
Superstition Springs Center	Sold	June 2011
Silver City Galleria	Transferred to lender	December 2011

Reconciliations

RECONCILIATIONS

Reconciliation of Non-GAAP to GAAP Financial Measures

(In thousands)

	Three Months Ended		Twelve Months Ended
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011

Reconciliation of NOI to GAAP Operating Income
NOI:
Pro Rata basis	$579,604	$536,590	$2,108,108	$2,008,266
Unconsolidated Properties	(106,293)	(100,478)	(398,409)	(368,848)
Consolidated Properties	473,311	436,112	1,709,699	1,639,418
Management fees and other corporate revenues	16,303	17,398	71,949	61,165
Property management and other costs	(40,657)	(49,890)	(159,671)	(187,035)
General and administrative	(7,624)	(12,908)	(39,255)	(30,883)
Provisions for impairment	—	(916)	(58,198)	(916)
Depreciation and amortization	(190,930)	(208,945)	(793,877)	(874,189)
Gains on sales of investment properties	—	2,402	—	2,402
Noncontrolling interest in operating income of Consolidated Properties and other	3,643	2,646	12,412	11,750
Operating income	$254,046	$185,899	$743,059	$621,712

Reconciliation of EBITDA to GAAP Net Income (Loss) Attributable to Common Stockholders
EBITDA:
Pro Rata basis	$541,098	$481,092	$1,954,558	$1,823,608
Unconsolidated Properties	(99,609)	(91,211)	(371,246)	(340,616)
Consolidated Properties	441,489	389,881	1,583,312	1,482,992
Depreciation and amortization	(190,930)	(208,945)	(793,877)	(874,189)
Noncontrolling interest in NOI of Consolidated Properties	3,643	2,646	12,412	11,750
Interest income	624	512	2,924	2,418
Interest expense	(210,908)	(213,115)	(811,094)	(879,532)
Warrant liability adjustment	(89,153)	(264,418)	(502,234)	55,042
Provision for income taxes	(3,538)	(841)	(9,091)	(8,723)
Provision for impairment excluded from FFO	—	—	(58,198)	—
Equity in income of Unconsolidated Real Estate Affiliates	38,493	5,432	78,342	2,898
Discontinued operations	61,108	(81,731)	23,021	(100,619)
Gain from change in control of investment properties	—	—	18,547	—
Loss on extinguishment of debt	(15,007)	—	(15,007)	—
Gains on sales of investment properties	—	2,402	—	2,402
Allocation to noncontrolling interests	(3,620)	339	(10,290)	(7,611)
Net income (loss) attributable to common stockholders	$32,201	$(367,838)	$(481,233)	$(313,172)

RECONCILIATIONS

Reconciliation of Non-GAAP to GAAP Financial Measures

(In thousands)

	Three Months Ended		Twelve Months Ended
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011

Reconciliation of FFO to GAAP Net Income (Loss) Attributable to Common Stockholders
FFO:
Consolidated Properties	$174,444	$(81,223)	$309,058	$725,659
Unconsolidated Properties and Noncontrolling Interests	59,759	50,176	212,072	182,463
Pro Rata basis	234,203	(31,047)	521,130	908,122
Depreciation and amortization of capitalized real estate costs	(236,373)	(257,498)	(954,893)	(1,062,661)
Gain from change in control of investment properties	—	—	18,547	—
Gains on sales of investment properties	34,747	8,364	52,378	16,784
Noncontrolling interests in depreciation of Consolidated Properties	1,520	3,766	6,870	9,343
Provision for impairment excluded from FFO	—	—	(58,198)	—
Provision for impairment excluded from FFO of discontinued operations	—	(67,466)	(50,483)	(67,466)
Redeemable noncontrolling interests	(261)	2,598	3,492	2,212
Depreciation and amortization of discontinued operations	(1,635)	(26,555)	(20,076)	(119,506)
Net income (loss) attributable to common stockholders	$32,201	$(367,838)	$(481,233)	$(313,172)

Reconciliation of Equity in NOI of Unconsolidated Properties to GAAP Equity in Income of Unconsolidated Real Estate Affiliates
Equity in Unconsolidated Properties:
NOI	$106,293	$100,478	$398,409	$368,848
Net property management fees and costs	(4,231)	(5,121)	(16,392)	(17,609)
Net interest expense	(37,297)	(37,588)	(151,263)	(149,694)
General and administrative, provisions for impairment, income taxes and noncontrolling interest in FFO	(2,575)	(4,239)	(11,212)	(10,997)
FFO of discontinued Unconsolidated Properties	—	(997)	—	(1,429)
FFO of Unconsolidated Properties	62,190	52,533	219,542	189,119
Depreciation and amortization of capitalized real estate costs	(47,059)	(50,562)	(169,204)	(196,344)
Other, including gain on sales of investment properties	23,362	3,461	28,004	10,123
Equity in income of Unconsolidated Real Estate Affiliates	$38,493	$5,432	$78,342	$2,898

Portfolio Operating Metrics

PORTFOLIO OPERATING METRICS

Key Operating Performance Indicators (1), (2)
As of and for the Twelve Months Ended December 31, 2012
(GLA in thousands)

GLA Summary (3)

	Number of Properties	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Total Mall	Strip Center GLA	Office GLA	Total GLA	Total GLA at Share (4)	% Leased
Consolidated Malls	94	39,888	14,540	36,648	91,076	981	1,742	93,799	56,646	95.8%
Unconsolidated Malls	32	14,803	3,337	15,453	33,593	327	866	34,786	9,423	97.0%
U.S. Regional Malls	126	54,691	17,877	52,101	124,669	1,308	2,608	128,585	66,069	96.1%

International	18	6,564	—	—	6,564	—	—	6,564	1,824	96.3%
Total U.S. Malls and International	144	61,255	17,877	52,101	131,233	1,308	2,608	135,149	67,893	95.8%

Office Properties	7	28	—	—	28	—	911	939	940	90.9%
Strip Centers & Other Retail	11	1,407	820	1,446	3,673	1,428	—	5,101	3,038	77.9%
Total Real Estate	162	62,690	18,697	53,547	134,934	2,736	3,519	141,189	71,871	95.3%

Operating Metrics (5)

			In-Place Rent (8)
December 31, 2012	% Leased (6)	% Occupied (7)	<10K SF	All Less Anchors	Tenant sales (9)	Occupancy Cost (10)

Consolidated Malls	95.8%	94.6%	67.39	52.84	524	13.2%
Unconsolidated Malls	97.0%	95.7%	73.63	60.22	603	13.1%
Total Malls	96.1%	94.9%	$69.12	$54.87	$545	13.2%

			In-Place Rent (8)
December 31, 2011	% Leased (6)	% Occupied (7)	<10K SF	All Less Anchors	Tenant sales (9)	Occupancy Cost (10)

Consolidated Malls	95.2%	92.9%	66.15	52.47	498	13.4%
Unconsolidated Malls	96.6%	94.2%	71.89	59.29	547	13.5%
Total Malls	95.7%	93.3%	$67.76	$54.37	$512	13.4%

(1)	For comparability purposes, prior period operating metric statistics have been restated to exclude properties classified as discontinued operations.
(2)

Metrics are excluding two assets transferred to the special servicer and one asset that is currently being de-leased in preparation for planned redevelopment. Including these assets would impact our % leased and % occupied by approximately 1% and would have an immaterial impact on the remaining metrics.

(3)	See Property Schedule on pages 23-30 for individual property details.
(4)	Total GLA at Share includes assets at their respective ownership percentages and excludes tenant owned area.
(5)	Reflects results for U.S. Regional Malls.
(6)	Represents contractual obligations for space in regional malls or predominantly retail centers and excludes traditional anchor stores.
(7)	Represents tenants’ physical and/or economic presence in regional malls or predominantly retail centers and excludes traditional anchor stores.
(8)	Weighted average rent of mall stores as of December 31, 2012. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.
(9)	Comparative rolling twelve month tenant sales for mall stores less than 10,000 square feet; includes one store which was reconfigured to over 10,000 square feet in Q4 2012.
(10)	Represents tenants less than 10,000 square feet utilizing comparative tenant sales.

PORTFOLIO OPERATING METRICS

Signed Leases
All Less Anchors
As of December 31, 2012

	All Leases - Lease Spread (1)
	Commencement 2012
	# of Leases	SF	Term	Initial Rent PSF (2)	Average Rent PSF (2)

New and Renewal Leases	2,183	7,322,735	7.4	$57.03	$62.13
Percent in Lieu	82	422,984	N/A	N/A	N/A
Total Leases	2,265	7,745,719	7.4	$57.03	$62.13

	Commencement 2013
	# of Leases	SF	Term	Initial Rent PSF (2)	Average Rent PSF (2)
New and Renewal Leases	633	2,432,694	7.8	$57.03	$61.99
Percent in Lieu	12	31,905	N/A	N/A	N/A
Total Leases	645	2,464,599	7.8	$57.03	$61.99

	SUITE TO SUITE - Lease Spread (3)
	New and Renewal Leases (5)
	# of Leases	SF	Term	Initial Rent PSF (2)	Average Rent PSF (2)	Expiring Rent PSF (4)	Initial Rent Spread		Average Rent Spread
Commencement 2012	1,719	4,951,859	6.5	$61.84	$66.54	$56.10	$5.74	10.2%	$10.45	18.6%
Commencement 2013	465	1,487,349	6.1	$67.67	$73.02	$61.47	$6.20	10.1%	$11.55	18.8%
Total 2012/2013	2,184	6,439,208	6.4	$63.18	$68.04	$57.34	$5.85	10.2%	$10.70	18.7%

(1)	Represents signed leases that are scheduled to commence in the respective period, excluding anchors.
(2)	Represents initial rent or average rent over the term consisting of base minimum rent, common area costs, and real estate taxes.
(3)	Represents signed leases that are scheduled to commence in the respective period compared to expiring rent for the prior tenant in the same suite.
(4)	Represents expiring rent at end of lease consisting of base minimum rent, common area costs, and real estate taxes.
(5)	Represents leases where downtime between the new and old tenant in the suite was less than 9 months.

PORTFOLIO OPERATING METRICS

Lease Expiration Schedule and Top Ten Tenants

Year	Number of Expiring Leases	Expiring GLA at 100%	Percent of Total	Expiring Rent ($)	Expiring Rent ($psf)
Specialty Leasing	1,373	2,918,352	5.6%	$54,126,042	$21.23
2013	1,920	5,487,817	10.4%	286,814,713	$60.81
2014	1,669	5,190,329	9.8%	269,558,308	$58.44
2015	1,581	4,983,081	9.5%	295,884,031	$64.64
2016	1,479	5,007,045	9.5%	327,479,413	$67.52
2017	1,609	5,445,709	10.4%	313,759,698	$66.85
2018	1,169	4,582,372	8.7%	333,747,973	$74.95
2019	796	3,858,034	7.3%	257,019,005	$68.37
2020	670	2,817,638	5.4%	190,849,785	$70.38
Subsequent	2,121	12,271,010	23.4%	626,037,948	$57.38
Total	14,387	52,561,387	100.0%	$2,955,276,916	$61.78

Top Ten Largest Tenants (Retail Portfolio)	Primary DBA	Percent of Minimum Rents, Tenant Recoveries and Other

LIMITED BRANDS, INC	Victoria’s Secret, Bath & Body Works, PINK	2.9%
THE GAP, INC.	Gap, Banana Repubic, Old Navy	2.7%
FOOT LOCKER, INC	Footlocker, Champs Sports, Footaction USA	2.2%
ABERCROMBIE & FITCH STORES, INC	Abercrombie, Abercrombie & Fitch, Hollister, Gilly Hicks	2.1%
FOREVER 21, INC	Forever 21	1.9%
GOLDEN GATE CAPITAL	Express, J. Jill, Eddie Bauer	1.6%
MACY’S INC.	Macy’s, Bloomingdale’s	1.4%
AMERICAN EAGLE OUTFITTERS, INC	American Eagle, Aerie, Martin + Osa	1.3%
GENESCO INC.	Journeys, Lids, Underground Station, Johnston & Murphy	1.2%
LUXOTTICA RETAIL NORTH AMERICA INC	Lenscrafters, Sunglass Hut, Pearle Vision	1.1%
Totals		18.4%

PORTFOLIO OPERATING METRICS

Property Schedule
As of December 31, 2012

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Consolidated Regional Malls
Ala Moana Center	Macy’s, Neiman Marcus, Sears, Nordstrom	100%	Honolulu, HI	973,719	829,114	200,000	14,042	364,293	2,381,168	98.0%
Apache Mall	Herberger’s, JCPenney, Macy’s, Sears	100%	Rochester, MN	269,998	320,202	162,790	—	—	752,990	98.7%
Augusta Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Augusta, GA	500,574	—	597,223	—	—	1,097,797	99.8%
Baybrook Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Friendswood (Houston), TX	436,442	96,605	720,931	—	—	1,253,978	100.0%
Bayside Marketplace		100%	Miami, FL	218,695	—	—	—	—	218,695	95.6%
Beachwood Place	Dillard’s, Nordstrom, Saks Fifth Avenue	100%	Beachwood, OH	346,692	317,347	247,000	—	—	911,039	96.0%
Bellis Fair	JCPenney, Kohl’s, Macy’s, Sears, Target	100%	Bellingham (Seattle), WA	356,280	181,020	237,910	—	—	775,210	99.3%
Boise Towne Square	Dillard’s, JCPenney, Macy’s, Sears, Kohl’s	100%	Boise, ID	425,413	425,556	247,714	—	—	1,098,683	96.8%
Brass Mill Center	Burlington Coat Factory, JCPenney, Macy’s, Sears	100%	Waterbury, CT	396,105	267,471	319,391	197,033	—	1,180,000	91.2%
Burlington Town Center	Macy’s	100%	Burlington, VT	154,842	—	146,753	—	54,617	356,212	90.5%
Coastland Center	Dillard’s, JCPenney, Macy’s, Sears	100%	Naples, FL	334,694	123,921	466,469	—	—	925,084	90.6%
Columbia Mall	Dillard’s, JCPenney, Sears, Target	100%	Columbia, MO	315,071	85,972	335,088	—	—	736,131	90.7%
Columbiana Centre	Belk, Dillard’s, JCPenney, Sears	100%	Columbia, SC	267,189	198,334	360,643	—	—	826,166	98.0%
Coral Ridge Mall	Dillard’s, JCPenney, Sears, Target, Younkers	100%	Coralville (Iowa City), IA	524,890	98,596	442,365	—	—	1,065,851	99.0%
Coronado Center	JCPenney, Kohl’s, Macy’s, Sears	100%	Albuquerque, NM	401,871	277,650	468,375	—	—	1,147,896	98.7%
Crossroads Center	JCPenney, Macy’s, Sears, Target	100%	St. Cloud, MN	367,172	294,167	229,275	—	—	890,614	96.8%
Cumberland Mall	Costco, Macy’s, Sears	100%	Atlanta, GA	383,874	147,409	500,575	—	—	1,031,858	97.4%
Deerbrook Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Humble (Houston), TX	554,110	—	653,540	—	—	1,207,650	99.8%
Eastridge Mall WY	JCPenney, Macy’s, Sears, Target	100%	Casper, WY	253,570	213,913	75,883	—	—	543,366	83.5%
Eastridge Mall CA	JCPenney, Macy’s, Sears	100%	San Jose, CA	633,385	246,261	426,000	—	—	1,305,646	99.3%
Eden Prairie Center	Kohl’s, Sears, Target, Von Maur, JCPenney	100%	Eden Prairie (Minneapolis), MN	404,048	279,422	454,220	—	—	1,137,690	98.6%
Fashion Place	Dillard’s, Nordstrom, Sears	100%	Murray, UT	445,016	281,175	319,603	—	—	1,045,794	99.4%
Fashion Show	Bloomingdale’s Home, Dillard’s, Macy’s, Neiman Marcus, Nordstrom, Saks Fifth Avenue	100%	Las Vegas, NV	663,437	271,635	861,653	—	—	1,796,725	98.9%
Four Seasons Town Centre	Belk, Dillard’s, JCPenney	100%	Greensboro, NC	450,412	429,969	212,047	—	27,720	1,120,148	91.4%

PORTFOLIO OPERATING METRICS

Property Schedule
As of December 31, 2012

Property Name	Anchors		GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Fox River Mall	JCPenney, Macy’s, Sears, Target, Younkers		100%	Appleton, WI	617,406	30,000	564,914	—	—	1,212,320	96.8%
Glenbrook Square	JCPenney, Macy’s, Sears, Bon Ton		100%	Fort Wayne, IN	450,481	555,870	221,000	—	—	1,227,351	95.0%
Governor’s Square	Dillard’s, JCPenney, Macy’s, Sears		100%	Tallahassee, FL	330,219	—	691,605	—	—	1,021,824	97.7%
Grand Teton Mall	Dillard’s, JCPenney, Macy’s, Sears		100%	Idaho Falls, ID	209,934	323,925	—	93,274	—	627,133	99.8%
Greenwood Mall	Dillard’s, JCPenney, Macy’s, Sears		100%	Bowling Green, KY	416,150	156,096	272,957	—	—	845,203	99.4%
Hulen Mall	Dillard’s, Macy’s, Sears		100%	Ft. Worth, TX	397,991	—	596,570	—	—	994,561	98.2%
Jordan Creek Town Center	Dillard’s, Younkers		100%	West Des Moines, IA	721,723	—	349,760	233,077	—	1,304,560	98.8%
Lakeside Mall	JCPenney, Lord & Taylor, Macy’s, Macy’s Mens & Home, S	ears	100%	Sterling Heights, MI	486,468	115,300	905,418	—	—	1,507,186	84.2%
Lynnhaven Mall	Dillard’s, JCPenney, Macy’s		100%	Virginia Beach, VA	582,697	150,434	500,958	—	—	1,234,089	96.8%
Mall Of Louisiana	Dillard’s, JCPenney, Macy’s, Sears		100%	Baton Rouge, LA	614,736	—	805,630	143,619	—	1,563,985	97.7%
Mall Of The Bluffs	Dillard’s, Sears		100%	Council Bluffs (Omaha, NE), IA	375,608	221,694	104,528	—	—	701,830	63.6%
Mall St. Matthews	Dillard’s, Dillard’s Men’s & Home, JCPenney		100%	Louisville, KY	501,637	120,000	395,705	—	—	1,017,342	97.9%
Market Place Shopping Center	Bergner’s, JCPenney, Macy’s, Sears		100%	Champaign, IL	416,332	385,766	149,980	—	—	952,078	96.9%
Mayfair	Boston Store, Macy’s		100%	Wauwatosa (Milwaukee), WI	613,844	288,596	210,714	—	402,390	1,515,544	99.7%
Meadows Mall	Dillard’s, JCPenney, Macy’s, Sears		100%	Las Vegas, NV	308,101	—	636,853	—	—	944,954	97.3%
Mondawmin Mall			99%	Baltimore, MD	374,850	—	—	—	65,317	440,167	98.0%
Newgate Mall	Dillard’s, Sears		100%	Ogden (Salt Lake City), UT	347,146	226,961	118,919	—	—	693,026	93.3%
North Point Mall	Dillard’s, JCPenney, Macy’s, Sears, Von Maur		100%	Alpharetta (Atlanta), GA	430,866	539,850	363,151	—	—	1,333,867	97.3%
North Star Mall	Dillard’s, Macy’s, Saks Fifth Avenue, JCPenney		100%	San Antonio, TX	550,363	173,198	522,126	—	—	1,245,687	99.4%
Northridge Fashion Center	JCPenney, Macy’s, Sears		100%	Northridge (Los Angeles), CA	640,469	—	824,443	—	—	1,464,912	97.2%
Northtown Mall	JCPenney, Kohl’s, Macy’s, Sears		100%	Spokane, WA	481,814	276,488	242,392	—	—	1,000,694	85.8%
Oak View Mall	Dillard’s, JCPenney, Sears, Younkers		100%	Omaha, NE	257,725	149,400	454,860	—	—	861,985	89.8%
Oakwood Center	Dillard’s, JCPenney, Sears		100%	Gretna, LA	275,294	—	514,028	—	—	789,322	98.1%
Oakwood Mall	JCPenney, Macy’s, Sears, Younkers		100%	Eau Claire, WI	398,283	116,620	298,224	—	—	813,127	95.3%
Oglethorpe Mall	Belk, JCPenney, Macy’s, Sears		100%	Savannah, GA	407,354	220,824	315,760	—	—	943,938	97.6%
Oxmoor Center	Macy’s, Sears, Von Maur		100%	Louisville, KY	358,150	156,000	411,210	—	—	925,360	96.3%

PORTFOLIO OPERATING METRICS

Property Schedule

As of December 31, 2012

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Paramus Park	Macy’s, Sears	100%	Paramus, NJ	305,997	—	459,057	—	—	765,054	95.9%
Park City Center	Bon Ton, Boscov’s, JCPenney, Kohl’s, Sears	100%	Lancaster (Philadelphia), PA	540,203	514,917	384,980	—	—	1,440,100	95.2%
Park Place	Dillard’s, Macy’s, Sears	100%	Tucson, AZ	476,781	—	581,457	—	—	1,058,238	98.6%
Peachtree Mall	Dillard’s, JCPenney, Macy’s, Parisian	100%	Columbus, GA	296,684	—	508,615	—	12,600	817,899	90.2%
Pecanland Mall	Belk, Dillard’s, JCPenney, Sears, Burlington Coat Factory	100%	Monroe, LA	350,054	83,398	532,038	—	—	965,490	97.2%
Pembroke Lakes Mall	Dillard’s, Dillard’s Men’s & Home, JCPenney, Macy’s, Macy’s Home Store, Sears	100%	Pembroke Pines (Fort Lauderdale), FL	350,047	395,219	386,056	—	—	1,131,322	97.3%
Pine Ridge Mall	Herberger’s, JCPenney, Sears, Shopko	100%	Pocatello, ID	190,174	435,328	—	—	—	625,502	73.3%
Pioneer Place		100%	Portland, OR	346,649	—	—	—	287,526	634,175	89.2%
Prince Kuhio Plaza	Macy’s, Sears	100%	Hilo, HI	291,411	124,547	61,873	—	—	477,831	96.0%
Providence Place	JCPenney, Macy’s, Nordstrom	100%	Providence, RI	747,148	—	513,691	—	—	1,260,839	98.2%
Provo Towne Centre	Dillard’s, JCPenney, Sears	75%	Provo, UT	300,337	285,479	206,240	—	—	792,056	86.2%
Red Cliffs Mall	Dillard’s, JCPenney, Sears	100%	St. George, UT	148,020	235,031	—	57,304	—	440,355	96.5%
Ridgedale Center	JCPenney, Macy’s, Sears	100%	Minnetonka, MN	325,801	—	702,380	—	—	1,028,181	89.8%
River Hills Mall	Herberger’s, JCPenney, Sears, Target	100%	Mankato, MN	352,982	189,559	174,383	—	—	716,924	97.7%
Rivertown Crossings	JCPenney, Kohl’s, Macy’s, Sears, Younkers	100%	Grandville (Grand Rapids), MI	634,349	—	635,625	—	—	1,269,974	94.6%
Rogue Valley Mall	JCPenney, Kohl’s, Macy’s, Macy’s Home Store	100%	Medford (Portland), OR	283,310	170,625	186,359	—	—	640,294	87.7%
Sooner Mall	Dillard’s, JCPenney, Sears	100%	Norman, OK	204,157	129,823	137,082	—	—	471,062	100.0%
Southwest Plaza	Dillard’s, JCPenney, Macy’s, Sears	100%	Littleton (Denver), CO	694,808	93,630	541,851	—	63,128	1,393,417	88.8%
Spokane Valley Mall	JCPenney, Macy’s, Sears	75%	Spokane, WA	345,397	126,243	252,841	132,048	—	856,529	95.8%
Staten Island Mall	Macy’s, Sears, JCPenney	100%	Staten Island, NY	536,419	—	657,363	83,151	—	1,276,933	96.1%
Stonestown Galleria	Macy’s, Nordstrom	100%	San Francisco, CA	424,233	160,505	267,788	—	55,419	907,945	95.8%
The Crossroads	Burlington Coat Factory, JCPenney, Macy’s, Sears	100%	Portage (Kalamazoo), MI	266,314	—	502,960	—	—	769,274	93.0%
The Gallery At Harborplace		100%	Baltimore, MD	131,904	—	—	—	263,771	395,675	84.9%
The Grand Canal Shoppes		100%	Las Vegas, NV	452,165	—	—	—	34,414	486,579	99.0%
The Maine Mall	JCPenney, Macy’s, Sears, Bon Ton	100%	South Portland, ME	510,221	120,844	377,662	—	—	1,008,727	99.1%

PORTFOLIO OPERATING METRICS

Property Schedule

As of December 31, 2012

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
The Mall In Columbia	JCPenney, Lord & Taylor, Macy’s, Nordstrom, Sears	100%	Columbia, MD	598,614	212,847	587,321	—	—	1,398,782	97.9%
The Oaks Mall	Belk, Dillard’s, JCPenney, Macy’s, Sears	100%	Gainesville, FL	344,517	233,367	324,500	—	—	902,384	97.5%
The Parks At Arlington	Dillard’s, JCPenney, Macy’s, Sears	100%	Arlington (Dallas), TX	696,982	63,857	748,945	—	—	1,509,784	99.4%
The Shoppes At Buckland Hills	JCPenney, Macy’s, Macy’s Mens & Home, Sears	100%	Manchester, CT	525,576	—	512,611	—	—	1,038,187	89.9%
The Shoppes At The Palazzo	Barneys New York	100%	Las Vegas, NV	204,049	84,743	—	—	—	288,792	90.2%
The Shops At Fallen Timbers	Dillard’s, JCPenney	100%	Maumee, OH	332,978	—	261,502	—	—	594,480	96.6%
The Shops at La Cantera	Dillard’s, Macy’s, Neiman Marcus, Nordstrom	75%	San Antonio, TX	593,507	—	627,597	—	71,157	1,292,261	98.7%
The Streets At Southpoint	Hudson Belk, JCPenney, Macy’s, Nordstrom, Sears	94%	Durham, NC	609,620	—	726,347	—	—	1,335,967	98.6%
The Woodlands Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Woodlands (Houston), TX	569,903	167,480	575,438	—	39,471	1,352,292	98.8%
Town East Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Mesquite (Dallas), TX	416,516	—	809,386	—	—	1,225,902	98.3%
Tucson Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Tucson, AZ	621,797	—	641,458	27,305	—	1,290,560	97.7%
Tysons Galleria	Macy’s, Neiman Marcus, Saks Fifth Avenue	100%	McLean (Washington, D.C.), VA	302,710	—	511,933	—	—	814,643	99.5%
Valley Plaza Mall	JCPenney, Macy’s, Sears, Target	100%	Bakersfield, CA	519,199	147,792	509,176	—	—	1,176,167	97.9%
Visalia Mall	JCPenney, Macy’s	100%	Visalia, CA	181,631	257,000	—	—	—	438,631	92.6%
Westlake Center		100%	Seattle, WA	102,859	—	—	—	—	102,859	87.7%
Westroads Mall	JCPenney, Von Maur, Younkers	100%	Omaha, NE	539,055	—	529,402	—	—	1,068,457	95.8%
White Marsh Mall	Boscov’s, JCPenney, Macy’s, Macy’s Home Store, Sears	100%	Baltimore, MD	437,149	257,345	466,010	—	—	1,160,504	94.9%
Willowbrook	Bloomingdale’s, Lord & Taylor, Macy’s, Sears	100%	Wayne, NJ	492,862	2,060	1,028,000	—	—	1,522,922	98.1%
Woodbridge Center	JCPenney, Lord & Taylor, Macy’s, Sears, Boscov’s	100%	Woodbridge, NJ	649,519	455,739	560,935	—	—	1,666,193	96.7%
Total Consolidated Regional Malls			Count: 94	39,887,748	14,540,139	36,648,015	980,853	1,741,823	93,798,578	95.8%

PORTFOLIO OPERATING METRICS

Property Schedule

As of December 31, 2012

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Unconsolidated Regional Malls
Alderwood	JCPenney, Macy’s, Nordstrom, Sears	50%	Lynnwood (Seattle), WA	579,142	—	705,898	—	—	1,285,040	97.9%
Altamonte Mall	Dillard’s, JCPenney, Macy’s, Sears	50%	Altamonte Springs (Orlando), FL	477,186	158,658	519,890	—	—	1,155,734	96.9%
Bridgewater Commons	Bloomingdale’s, Lord & Taylor, Macy’s	35%	Bridgewater, NJ	395,770	150,525	352,351	93,799	—	992,445	97.7%
Carolina Place	Belk, Dillard’s, JCPenney, Macy’s, Sears	50%	Pineville (Charlotte), NC	383,517	277,404	496,098	—	—	1,157,019	97.8%
Christiana Mall	JCPenney, Macy’s, Nordstrom, Target	50%	Newark, DE	470,931	—	641,312	—	—	1,112,243	99.6%
Clackamas Town Center	JCPenney, Macy’s, Macy’s Home Store, Nordstrom, Sears	50%	Happy Valley, OR	601,249	—	774,842	—	—	1,376,091	96.5%
First Colony Mall	Dillard’s, Dillard’s Men’s & Home, JCPenney, Macy’s	50%	Sugar Land, TX	504,191	—	619,048	—	—	1,123,239	98.1%
Florence Mall	JCPenney, Macy’s, Macy’s Home Store, Sears	50%	Florence (Cincinnati, OH), KY	395,078	—	552,407	—	—	947,485	93.9%
Galleria At Tyler	JCPenney, Macy’s, Nordstrom	50%	Riverside, CA	538,895	—	468,208	—	—	1,007,103	99.4%
Glendale Galleria	JCPenney, Macy’s, Nordstrom, Target, Bloomingdale’s	50%	Glendale, CA	493,144	115,000	715,000	—	138,177	1,461,321	95.7%
Kenwood Towne Centre (5)	Dillard’s, Macy’s, Nordstrom	50%	Cincinnati, OH	519,700	240,656	400,665	—	—	1,161,021	98.9%
Mizner Park	Lord & Taylor	50%	Boca Raton, FL	177,519	79,822	—	—	259,492	516,833	96.2%
Natick Mall	JCPenney, Lord & Taylor, Macy’s, Sears	50%	Natick (Boston), MA	476,691	194,558	516,662	—	—	1,187,911	97.2%
Natick West	Neiman Marcus, Nordstrom	50%	Natick (Boston), MA	266,238	—	236,430	—	—	502,668	96.3%
Neshaminy Mall	Boscov’s, Macy’s, Sears	50%	Bensalem, PA	411,594	188,394	418,595	—	—	1,018,583	95.4%
Northbrook Court	Lord & Taylor, Macy’s, Neiman Marcus	50%	Northbrook (Chicago), IL	476,341	126,000	410,277	—	—	1,012,618	98.1%
Oakbrook Center	Lord & Taylor, Macy’s, Neiman Marcus, Nordstrom, Sears	48%	Oak Brook (Chicago), IL	786,370	413,667	771,911	—	239,292	2,211,240	96.5%
Otay Ranch Town Center	Macy’s	50%	Chula Vista (San Diego), CA	513,454	—	140,000	—	—	653,454	96.4%
Park Meadows	Dillard’s, JCPenney, Macy’s, Nordstrom	35%	Lone Tree, CO	754,477	—	823,000	—	—	1,577,477	97.8%
Perimeter Mall	Dillard’s, Macy’s, Nordstrom, Von Maur	50%	Atlanta, GA	502,287	222,056	831,218	—	—	1,555,561	91.9%
Pinnacle Hills Promenade	Dillard’s, JCPenney	50%	Rogers, AR	360,702	98,540	162,140	233,307	38,561	893,250	95.4%

PORTFOLIO OPERATING METRICS

Property Schedule

As of December 31, 2012

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Plaza Frontenac	Neiman Marcus, Saks Fifth Avenue,	55%	St. Louis, MO	222,132	125,669	135,044	—	—	482,845	95.6%
Quail Springs Mall	Dillard’s, JCPenney, Macy’s, Sears	50%	Oklahoma City, OK	452,212	182,257	505,596	—	—	1,140,065	97.8%
Riverchase Galleria	Belk, Belk Home Store, JCPenney, Macy’s, Sears, Von Maur	50%	Hoover (Birmingham), AL	502,543	467,220	610,026	—	—	1,579,789	93.2%
Saint Louis Galleria (6)	Dillard’s, Macy’s, Nordstrom	74%	St. Louis, MO	465,763	—	714,052	—	—	1,179,815	96.5%
Stonebriar Centre	Dillard’s, JCPenney, Macy’s, Nordstrom, Sears	50%	Frisco (Dallas), TX	786,174	—	865,192	—	—	1,651,366	99.5%
The Shoppes At River Crossing	Belk, Dillard’s	50%	Macon, GA	369,055	—	333,219	—	—	702,274	100.0%
Towson Town Center	Macy’s, Nordstrom	35%	Towson, MD	598,335	—	419,129	—	—	1,017,464	98.7%
Village Of Merrick Park	Neiman Marcus, Nordstrom	40%	Coral Gables, FL	408,328	—	330,000	—	101,263	839,591	89.1%
Water Tower Place	Macy’s	52%	Chicago, IL	392,967	296,128	—	—	88,809	777,904	98.2%
Whaler’s Village		50%	Lahaina, HI	105,493	—	—	—	—	105,493	98.9%
Willowbrook Mall	Dillard’s, JCPenney, Macy’s, Macy’s Mens, Sears	50%	Houston, TX	415,256	—	984,372	—	—	1,399,628	98.2%
Total Unconsolidated Regional Malls			Count: 32	14,802,734	3,336,554	15,452,582	327,106	865,594	34,784,570	97.0%
Total Regional Malls (7)			Count: 126	54,690,482	17,876,693	52,100,597	1,307,959	2,607,417	128,583,148	96.1%

International Properties (3)
Bangu Shopping		43%	Rio de Janeiro, Rio de Janeiro (Brazil)	564,373	—	—	—	—	564,373	100.0%
Shopping Nacoes Bauru		32%	Bauru, Sao Paulo (Brazil)	285,104	—	—	—	—	285,104	84.7%
Boulevard Shopping Brasilia		21%	Brasilia, Brazil	183,008	—	—	—	—	183,008	93.6%
Boulevard Shopping Belem		32%	Belem, Brazil	423,474	—	—	—	—	423,474	91.5%
Boulevard Shopping Belo Horizonte		30%	Belo Horizonte, Minas Gerais (Brazil)	463,020	—	—	—	—	463,020	93.1%
Boulevard Shopping Campos		43%	Campose dos Goytacazes (Brazil)	197,055	—	—	—	—	197,055	99.9%
Carioca Shopping		43%	Rio de Janeiro, Rio de Janeiro (Brazil)	256,235	—	—	—	—	256,235	99.3%
Caxias Shopping		38%	Rio de Janeiro, Rio de Janeiro (Brazil)	275,104	—	—	—	—	275,104	99.3%

PORTFOLIO OPERATING METRICS

Property Schedule

As of December 31, 2012

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Santana Parque Shopping		21%	Sao Paulo, Sao Paulo (Brazil)	285,491	—	—	—	—	285,491	96.5%
Shopping Grande Rio		11%	Rio de Janeiro, Rio de Janeiro (Brazil)	395,789	—	—	—	—	395,789	99.5%
Shopping Iguatemi Salvador		23%	Salvador, Bahia (Brazil)	695,575	—	—	—	—	695,575	99.6%
Shopping Leblon		35%	Rio de Janeiro, Rio de Janeiro (Brazil)	250,539	—	—	—	—	250,539	99.0%
Shopping Santa Ursula		16%	Ribeirao Preto, Brazil	247,484	—	—	—	—	247,484	97.0%
Shopping Taboao		33%	Taboao da Serra, Sao Paulo (Brazil)	393,744	—	—	—	—	393,744	99.9%
Via Parque Shopping		30%	Rio de Janeiro, Rio de Janeiro (Brazil)	624,092	—	—	—	—	624,092	99.4%
Boulevard Shopping Vila Velha		21%	Vila Velha, Espirito Santo (Brazil)	322,465					322,465	88.3%
Shopping West Plaza		11%	Sao Paulo, Sao Paulo (Brazil)	365,047					365,047	94.7%
Parque Shopping Belem		21%	Rio de Janeiro, Rio de Janeiro (Brazil)	336,598					336,598	97.8%
International Properties (3)			Count: 18	6,564,197	—	—	—	—	6,564,197	96.3%

Stand Alone Offices, Strip Centers & Other Retail
10 Columbia Corporate Center		100%	Columbia, MD	6,500	—	—	—	87,363	93,863	80.1%
20 Columbia Corporate Center		100%	Columbia, MD	—	—	—	—	103,787	103,787	84.4%
30 Columbia Corporate Center		100%	Columbia, MD	14,165	—	—	—	129,212	143,377	89.0%
40 Columbia Corporate Center		100%	Columbia, MD	—	—	—	—	135,879	135,879	95.3%
50 Columbia Corporate Center		100%	Columbia, MD	7,750	—	—	—	110,942	118,692	93.0%
60 Columbia Corporate Center		100%	Columbia, MD	—	—	—	—	102,084	102,084	99.0%
Senate Plaza		100%	Harrisburg-Carlisle, PA	—	—	—	—	241,946	241,946	92.2%
Columbia Bank Drive Thru		100%	Columbia, MD	—	—	—	17,000	—	17,000	100.0%
Center Point Plaza (4)		50%	Las Vegas, NV	70,299	—	—	74,392	—	144,691	96.5%
Fallbrook Center		100%	West Hills (Los Angeles), CA	—	—	—	875,642	—	875,642	85.2%
Lake Mead & Buffalo (4)		50%	Las Vegas, NV	64,991	—	—	85,957	—	150,948	98.4%
Lincolnshire Commons		100%	Lincolnshire (Chicago), IL	—	—	—	118,562	—	118,562	98.8%

PORTFOLIO OPERATING METRICS

Property Schedule

As of December 31, 2012

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Lockport Mall		100%	Lockport, NY	—	—	—	9,114	—	9,114	100.0%
Plaza 800		100%	Sparks (Reno), NV	—	—	—	72,431	—	72,431	87.5%
The Trails Village Center (4)		50%	Las Vegas, NV	—	—	—	174,644	—	174,644	98.7%
Owings Mills Mall (2)	JCPenney, Macy’s	51%	Owings Mills, MD	438,017	340,000	307,037	—	—	1,085,054	N/A
Regency Square Mall (8)	Belk, Dillard’s, JCPenney, Sears	100%	Jacksonville, FL	561,438	479,846	399,155	—	—	1,440,439	N/A
Southlake Mall (8)	Macy’s, Sears	100%	Morrow (Atlanta), GA	272,254	—	740,252	—	—	1,012,506	N/A
Total Stand Alone Offices, Strip Centers & Other Retail			Office Count: 7							Office: 90.9%
				1,435,414	819,846	1,446,444	1,427,742	911,213	6,040,659
			Strip Center & Other Retail Count: 11							77.9%

(1)  For stand alone offices, office occupancy is presented.

(2)  The Owings Mill Mall space is currently being de-leased in preparation for planned redevelopment.

(3)  GGP’s investment in Brazil is through an ownership interest in Aliansce and Luanda.  For these properties, only Mall and Freestanding GLA is presented.

(4)  Third party managed strip center.

(5)  Ownership percentage includes retained debt of $91.8 million.

(6)  Ownership of the St. Louis Galleria is more than 50% but management decisions are decided by the joint venture and the entity is unconsolidated for reporting purposes.

(7)  Refer to page 20 (Key Operating Performance Indicators).

(8)  These assets have been transferred to the special servicer.

Miscellaneous

MISCELLANEOUS

Capital Information

(in thousands, except per share amounts)

December 31, 2012

Closing common stock price per share	$19.85
52 Week High (1)	21.25
52 Week Low (1)	14.49

Portfolio Net Debt
Portfolio Debt
Fixed	$17,488,465
Variable (2)	1,723,931
Total Portfolio Debt	19,212,396
Less: Cash and Cash Equivalents	(839,070)
Portfolio Net Debt	$18,373,326

Portfolio Capitalization Data
Portfolio Net Debt	$18,373,326
Warrant Liability	1,488,196
Preferred Securities:
Perpetual Preferred Units at 8.25%	5,000
Convertible Preferred Units at 6.50%	26,637
Convertible Preferred Units at 7.00%	25,133
Convertible Preferred Units at 8.50%	79,238
Preferred redeemable noncontrolling interests	$136,008
Other Preferred Stock	360
Total Preferred Securities	$136,368

Common stock and Operating Partnership units outstanding at end of period (3)	$20,230,604
Total Market Capitalization at end of period	$40,228,494

(1)         52-week pricing information includes the intra-day highs and lows.

(2)         Includes Shopping Leblon / Aliansce (Brazil) debt of approximately $344.1 million.

(3)         Amount calculated as outstanding shares at the end of the period multiplied by the closing share price plus outstanding partnership units multiplied by a conversion rate of 1.0397624  multiplied by the closing share price.

MISCELLANEOUS

Change in Total Common and Equivalent Shares

Rollforward of Shares to December 31, 2012	Operating Partnership Units	Company Common Shares	Total Common Shares & Operating Partnership Units
		(In thousands)
Common Shares and Operating Partnership Units (“OP Units”) Outstanding at December 31, 2011	6,598	935,307	941,905
Common Unit Cash Conversion	(192)	—	(192)
DRIP	—	3,111	3,111
Issuance of stock for restricted stock grants, net of forfeitures and stock options exercised	—	533	533
Issuance of stock for employee stock purchase program	—	98	98
Common Shares and OP Units Outstanding at December 31, 2012	6,406	939,049	945,455

Common Shares issuable assuming exercise of warrants (1)		70,403
Common Shares issuable assuming exercise of in-the-money stock options (2)		3,061
Common Shares issuable assuming exchange of OP Units		6,661
Diluted Common Shares and OP Units Outstanding at December 31, 2012		1,019,174

	Three Months Ended		Twelve Months Ended
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
	(In thousands)
Weighted average number of company shares outstanding	938,806	934,544	938,049	943,669
Weighted average number of GAAP dilutive warrants(3)	—	—	—	37,467
Diluted weighted average number of Company shares outstanding - GAAP EPS	938,806	934,544	938,049	981,136

Weighted average number of common units	6,710	6,860	6,819	6,929
Weighted average number of stock options(3)	2,899	532	2,352	671
Weighted average number of warrants(4)	67,992	32,771	61,065	—
Diluted weighted average number of Company shares outstanding - FFO/Company FFO	1,016,407	974,707	1,008,285	988,736

(1)         GGP has 120 million warrants outstanding convertible to 1.1220 Common Shares with a weighted average exercise price of $9.4705, with a scheduled expiration of November 9, 2017.  57.5 million warrants must be satisfied through net share settlement, with the remainder through either a net or full share settlement feature at the option of the holder.

The warrants are fully vested and the exercise prices will be subject to adjustment for future dividends, stock dividends, splits or reverse splits of our common stock or certain other events as are customary with such instruments at declaration.  Under certain circumstances, holders of the warrants may elect to require GGP to redeem the warrants in cash (“Cash Settlement”), based on a defined formula related to GGP’s common stock.  The existence of the Cash Settlement feature, however remote, results in the classification of the warrants as a liability for U.S. GAAP.  The warrant liability is carried at fair value with changes in fair value accounted for in net income.

Shares Subject to Warrants	Weighted Average Exercise Price	Expiration Date	Impact of Dividend issued to stockholders of record as of December 14, 2012 (5)		Impact of settling warrants via net share settlement (6)
67,320,000	$9.5818	Nov 9, 2017	Reduces exercise price to $9.5818	Increases number of Common shares per warrant to 1.1220	Net share: 67,320,000 x [19.85 - 9.5818] /19.85 = 34,823,941 shares delivered
67,320,000	$9.3591	Nov 9, 2017	Reduces exercise price to $9.3591	Increases number of Common shares per warrant to 1.1220	Net share: 67,320,000 x [19.85 - 9.3591] /19.85 = 35,579,214 shares delivered
134,640,000	$9.4705				70,403,155 shares delivered

(2)         The options are included at net share settlement.

(3)         In 2011 and 2012, the impact of stock options are anti-dilutive under GAAP, but dilutive for FFO on both a quarter to date and year to date basis.

(4)         The three months ended diluted weighted average shares outstanding under GAAP excludes the impact of the exercise of the warrants, which are anti-dilutive for both periods.  The twelve months ended diluted weighted average shares outstanding under GAAP excludes the impact of the exercise of the warrants for 2012, which are anti-dilutive, but includes 37.5 million shares for 2011, which are dilutive.

(5)         Based on dividend of $0.11 per share issued to stockholders of record on December 14, 2012.

(6)         Based on stock price of $19.85 on December 31, 2012.

MISCELLANEOUS

Development Summary

Selected Expansions and Redevelopments (in millions, at share unless otherwise noted) (1)

Property	Description	Ownership %	GGP’s Total Projected Share of Cost	GGP’s Investment to Date	Expected Return on Investment (2), (3)	Estimated Construction Start	Expected Construction Completion
Major Redevelopment Summary

Ala Moana Center Honolulu, HI	Demolish existing Sears store and expand mall, adding anchor, box and inline tenants, reconfigure center court and existing center renovation	100%	$572.4	$203.0	9-10%	Q1 2013	Q4 2015

Christiana Mall Newark, DE	Addition of Cabela’s and Cinemark Theaters	50%	11.3	0.6	10-11%	Q1 2013	Q4 2014

Fashion Show Las Vegas, NV	Addition of Macy’s Men’s, inline and new vertical transportation	100%	38.4	19.9	20-20%	Under Construction	Q3 2013

Glendale Galleria Glendale, CA	Addition of Bloomingdale’s, remerchandising, business development and renovation	50%	51.7	13.1	11-12%	Under Construction	Q4 2013

The Mall in Columbia Columbia, MD	Lifestyle expansion	100%	23.6	1.2	11-12%	Q1 2013	Q2 2014

North Point Alpharetta, GA	Demolish vacant Parisian store and construct new theater	100%	9.7	1.8	11-12%	Under Construction	Q4 2013

Northridge Fashion Center Northridge, CA	Addition of Sports Authority, Restaurants and Plaza Improvements	100%	12.7	11.3	11-12%	Under Construction	Q1 2013

Oakbrook Center Oakbrook, IL	Conversion of former anchor space into two box tenants and inline	48%	15.0	4.7	10-11%	Under Construction	Q4 2013

Oakwood Center Gretna, LA	West wing redevelopment	100%	17.1	0.6	10-11%	Under Construction	Q4 2013

Pioneer Place Portland, OR	Conversion of former anchor building into box tenant and restaurant	100%	11.3	1.8	18-20%	Under Construction	Q4 2013

The Woodlands Woodlands, TX	Addition of Nordstrom in former Sears box	100%	49.3	15.4	7-9%	Q1 2013	Q3 2014

Other Projects Various Malls	Redevelopment projects at various malls (13 total)	N/A	89.0	31.6	8-10%	Under Construction	N/A

			$901.5	$305.0	10-11%

Capital Expenditures ( $ in thousands)

	Twelve Months Ended December 31, 2012	Twelve Months Ended December 31, 2011

Capital Expenditures (4), (5)	$129,119	$76,132
Tenant Allowances and Capitalized Leasing Costs (6)	139,247	107,529
Total	$268,366	$183,661

(1)         Excludes international projects.

(2)         Return on investment represents first year stabilized cash on cost return, based upon budgeted assumptions.  Actual costs may vary.

(3)         The Glendale Galleria Project ROI includes income related to uplift on existing space.

(4)         Reflects only non-tenant operating capital expenditures. Certain prior period amounts have been reclassified to conform to the current period presentation.

(5)         Restated from prior filings to exclude discontinued operations.

(6)         Reflects tenant allowances on current operating properties.

MISCELLANEOUS

Corporate Information

Stock Listing

Common Stock

NYSE:  GGP

Common Stock Dividend

The Company declared a third quarter common stock dividend of $0.11 per share on August 1, 2012, paid on October 29, 2012, to stockholders of record on October 15, 2012.  The Company declared a fourth quarter common stock dividend of $0.11 per share on November 26, 2012, paid on January 4, 2013, to stockholders of record on December 14, 2012. The Company declared a first quarter common stock dividend of $0.12 per share on February 4, 2013, payable on April 30, 2013, to stockholders of record on April 16, 2013. In addition, we maintain a Dividend Reinvestment Plan (“DRIP”) in which all eligible stockholders may participate.  There can be no assurance that we will not determine to pay a portion of our 2012 dividends in shares of our common stock, as permitted by REIT distribution requirements.  GGP may suspend, terminate or amend the DRIP at any time.

Investor Relations	Transfer Agent

Kevin Berry	American Stock Transfer & Trust Company, LLC
Vice President, Investor Relations	6201 15th Avenue
General Growth Properties	Brooklyn, NY 11219
110 North Wacker Drive	Phone: (866) 627-2643
Chicago, IL 60606	Foreign Investor Line:
Phone (312) 960-5529	+1 718 921-8124
kevin.berry@ggp.com

Media Contact

David Keating
Vice President, Corporate Communications
General Growth Properties
110 North Wacker Drive
Chicago, IL 60606
Phone (312) 960-6325
david.keating@ggp.com

MISCELLANEOUS

Glossary of Terms

Terms	Description
Gross Leasable Area (GLA)	Total gross leasable space at 100%.

Mall and Freestanding	Inline mall shop and outparcel retail locations (locations that are not attached to the primary complex of buildings that comprise a shopping center). Excludes anchor stores.

Anchor/Traditional Anchor

Department stores whose merchandise appeals to a broad range of shoppers.  Anchors either own their stores, the land under them and adjacent parking areas, or enter into long-term leases at rates that are generally lower than the rents charged to mall store tenants.

Strip Center

An attached row of stores or service outlets managed as a coherent retail entity, with on-site parking usually located in front of the stores. Open canopies may connect the storefronts, but a strip center does not have enclosed walkways linking the stores.

Office	Leasable office space, either peripheral to a retail center or a stand-alone office building without a retail component.

Specialty Leasing	Temporary tenants on license agreements (as opposed to leases) with terms in excess of twelve months. License agreements are cancellable by the Company with 60 days notice.

Same Store NOI - U.S. Regional Malls	Company NOI that excludes the periodic effects of acquisitions, dispositions and changes in ownership specific to the U.S. Regional Mall Portfolio.

Operating Metrics	Description
Leased

Leased area represents the sum of: (1) tenant occupied space under lease, (2) all leases signed for currently vacant space and (3) tenants no longer occupying space, but still paying rent for all inline mall shop and outparcel retail locations, excluding anchors (Leased Area). Leased percentage is the Leased Area over the Mall and Freestanding Area.

Occupied

Occupied area represents the sum of: (1) tenant occupied space under lease (2) tenants no longer occupying space, but still paying rent, and (3) tenants with a signed lease paying rent, but not yet opened for all inline mall shop and outparcel retail locations, excluding anchors (Occupied Area). Occupied percentage is the Occupied Area over the Mall and Freestanding Area.

Tenant Sales	Comparative rolling twelve month sales for mall stores less than 10,000 square feet.

Occupancy Cost	Ratio of total tenant charges to comparative sales for tenants less than 10,000 square feet.

In-Place Rent	Weighted average rental rate of mall stores as of a point in time. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.

Expiring Rent	Represents rent at the end of the lease consisting of base minimum rent, common area costs, and real estate taxes.

Initial Rent	Represents initial rent at the time of rent commencement consisting of base minimum rent, common area costs, and real estate taxes.

Average Rent	Represents average rent over the term consisting of base minimum rent, common area costs, and real estate taxes.

Initial Rent Spread	Dollar spread between Initial Rent and Expiring Rent.

Average Rent Spread	Dollar spread between Average Rent and Expiring Rent.